                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               OLSTEN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               OLSTEN CORPORATION
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                                      LOGO

                                                                   April 9, 1998

DEAR SHAREHOLDER:

     You are cordially invited to attend the Annual Meeting of Shareholders of Olsten Corporation to be held on May 5, 1998 at 9:00 a.m. at our world headquarters located at 175 Broad Hollow Road, Melville, New York.

     The accompanying Notice and Proxy Statement describe the matters to be voted upon at the Annual Meeting. Holders of Common Stock and Class B Common Stock will be entitled to one vote and ten votes, respectively, at the Annual Meeting for each share held of record at the close of business on March 11, 1998, but will vote as separate classes in the election of Directors.

     At the Annual Meeting, shareholders will have an opportunity to inquire about the affairs of the Company that may be of interest to shareholders generally.

     We would appreciate your signing, dating and returning the enclosed proxy in the envelope provided for that purpose so that your shares may be represented and voted at the Annual Meeting in the event you do not attend. If you attend the Annual Meeting, you may withdraw your proxy and vote in person.

     Thank you and we look forward to greeting you personally if you are able to be present.

                                       Sincerely,

                                       FRANK N. LIGUORI
                                       Chairman and Chief Executive Officer

                                      LOGO

                             175 BROAD HOLLOW ROAD
                         MELVILLE, NEW YORK 11747-8905
                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 5, 1998
                         ------------------------------

TO THE SHAREHOLDERS OF OLSTEN CORPORATION:

     You are cordially invited to attend the Annual Meeting of Shareholders of Olsten Corporation, a Delaware corporation (the "Company"), which will be held at the executive offices of the Company, 175 Broad Hollow Road, Melville, New York 11747-8905, on May 5, 1998, at 9:00 o'clock in the forenoon, New York time, for the following purposes:

          1. To elect nine Directors of the Company, three by the holders of Common Stock voting separately as a class and six by the holders of Class B Common Stock voting separately as a class, to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualify;

          2. To consider and vote upon a proposal to approve amendments to the Company's 1994 Stock Incentive Plan;

          3. To consider and vote upon a proposal to approve an amendment to the Company's 1990 Non-Qualified Stock Option Plan for Non-Employee Directors and Consultants;

          4. To consider and vote upon a proposal to approve the Company's Stock & Deferred Compensation Plan for Non-Employee Directors;

          5. To consider and vote upon a proposal to ratify and approve the appointment by the Board of Directors of Coopers & Lybrand L.L.P. as independent accountants for the Company for its 1998 fiscal year; and

          6. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The stock transfer books of the Company will not be closed but only shareholders of record at the close of business on March 11, 1998 are entitled to notice of and to vote at such meeting or any adjournments thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                 Laurin L. Laderoute, Jr.
                                                        Secretary
Dated: April 9, 1998
       Melville, New York

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WE DO HOPE YOU WILL ATTEND, BUT IF YOU DO NOT INTEND TO BE PRESENT IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A STAMPED REPLY ENVELOPE IS ENCLOSED FOR THAT PURPOSE.

                                      LOGO

                             175 BROAD HOLLOW ROAD
                         MELVILLE, NEW YORK 11747-8905
                         ------------------------------

                                PROXY STATEMENT
                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 5, 1998
                         ------------------------------

     This Proxy Statement is furnished to shareholders of Olsten Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at the executive offices of the Company, 175 Broad Hollow Road, Melville, New York 11747-8905, on May 5, 1998, at 9:00 o'clock in the forenoon, New York time, including any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Only shareholders of record at the close of business on March 11, 1998 are entitled to vote at such meeting. This Proxy Statement and the accompanying proxy are first being sent or given to shareholders on or about April 9, 1998.

     A shareholder who returns the accompanying proxy may revoke it at any time before it is voted by giving notice in writing to the Company, by granting a subsequent proxy or by appearing in person and voting at the meeting. Any shareholder attending the meeting and entitled to vote may vote in person whether or not said shareholder has previously submitted a proxy. Where no instructions are indicated, proxies will be voted for the nominees for Directors set forth herein and in favor of the other proposals described herein.

     Proxies marked as abstentions will have the effect of a negative vote. Broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise its discretionary authority with respect thereto) will be considered as present at the meeting but not entitled to vote with respect to the particular matter and will have no effect on the vote. Votes are counted by employees of ChaseMellon Shareholder Services, L.L.C., the Company's independent transfer agent and registrar.

     At the close of business on March 11, 1998, the record date for the determination of shareholders entitled to vote at the Annual Meeting, the Company had outstanding 68,159,755 shares of its Common Stock, par value $.10 per share ("Common Stock"), and 13,152,437 shares of its Class B Common Stock, par value $.10 per share ("Class B Common Stock"). The holders of such Common Stock and Class B Common Stock are entitled to one vote and ten votes, respectively, for each share held on such record date, but with respect to the election of Directors, holders of Common Stock voting separately as a class are entitled to elect three Directors and holders of Class B Common Stock voting separately as a class are entitled to elect six Directors.

     No person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement and, if given or made, such information or representation must not be relied upon as having been authorized by the Company.

     A copy of the 1997 Annual Report to Shareholders, containing the financial statements of the Company and a report with respect thereto by Coopers & Lybrand L.L.P., independent accountants, is also being mailed to you herewith. The Annual Report is not deemed a part of the soliciting material for the proxy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 11, 1998, the amount and nature of beneficial ownership of the Company's Common Stock and Class B Common Stock by each Director and nominee for Director; each beneficial owner of more than five percent of the Common Stock or Class B Common Stock known by management; named executive officers of the Company; and all executive officers and Directors as a group.

     Since each share of Class B Common Stock may be converted into one share of Common Stock, the beneficial ownership rules under the Securities Exchange Act of 1934 require that all shares of Common Stock issuable upon the conversion of Class B Common Stock by any shareholder be included in determining the number of shares and percentage of Common Stock held by such shareholder. The effect of the assumption that such shareholder has converted into Common Stock the shares of Class B Common Stock of which such shareholder is the beneficial owner is also reflected in the following table. For a more complete description of the method used to determine such beneficial ownership, see footnote (2) to the following table.

                                        AMOUNT OF SHARES AND NATURE                    PERCENT OF CLASS IF
                                       OF BENEFICIAL OWNERSHIP(1)(2)                    MORE THAN 1.0%(2)
                                  ----------------------------------------       -------------------------------
                                                              COMMON STOCK                          COMMON STOCK
                                                              (IF CLASS B                           (IF CLASS B
                                                 CLASS B      COMMON STOCK                CLASS B   COMMON STOCK
        NAME AND ADDRESS           COMMON         COMMON         DEEMED          COMMON   COMMON       DEEMED
      OF BENEFICIAL OWNER           STOCK         STOCK        CONVERTED)        STOCK     STOCK     CONVERTED)
      -------------------          ------        -------      ------------       ------   -------   ------------
Miriam Olsten                        18,000(3)   4,436,766(3)   4,454,766(3)        --     33.7%        6.1%
  175 Broad Hollow Road
  Melville, NY
Stuart Olsten                        57,975(4)   5,876,502(4)   5,934,477(4)        --     44.7%        8.0%
  175 Broad Hollow Road
  Melville, NY
Cheryl Olsten                                    4,883,715(5)   4,883,715(5)               37.1%        6.7%
  175 Broad Hollow Road
  Melville, NY
Andrew N. Heine                      15,954(6)   3,127,610(6)   3,143,564(6)        --     23.8%        4.4%
  114 West 47th Street
  New York, NY
Robert L. Riedinger                              5,600,710(7)   5,600,710(7)               42.6%        7.6%
  4444 Blackland Drive
  Marietta, GA
Victor F. Ganzi                       3,003
Frank N. Liguori                  1,362,734              9      1,362,743         2.0%        --        2.0%
Stuart R. Levine                     10,618(8)                                      --
John M. May                          34,500(9)                                      --
Richard J. Sharoff                   15,421(10)                                     --
Raymond S. Troubh                    92,599(11)     67,735(11)     160,334(11)      --        --          --
Josh S. Weston                       12,350(12)                                     --
Robert A. Fusco                     135,250(13)                                     --
Richard A. Piske, III                59,000(14)                                     --
Anthony J. Puglisi                   42,250(15)                                     --
Morgan Stanley, Dean Witter,
Discover & Co. and Miller
Anderson & Sherrerd, LLP          4,512,941(16)                                   6.6%
  1585 Broadway
  New York, NY
Pacific Financial Research        3,637,500(17)                                   5.3%
  9601 Wilshire Boulevard
  Beverly Hills, CA
All executive officers and        1,951,217(18) 11,944,817(19)  13,896,034(18)(19)  2.8%   90.4%       17.3%
  Directors as a group
  (15 persons)

---------------
 (1) Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power with respect to the shares beneficially owned by them.

 (2) Each named person and all executive officers and Directors as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of options or exchange or conversion rights. Accordingly, the number of shares and percentage set forth opposite each shareholder's name in the above table under the columns captioned "Common Stock" and "Class B Common Stock" include shares of Common Stock and Class B Common Stock (in the case of Mr. Troubh), respectively, issuable upon exercise of presently exercisable stock options under the Company's stock option plans, and the columns captioned "Common Stock (if Class B Common Stock Deemed Converted)" relating to such shareholders reflect the effect of the right to convert beneficially owned shares of Class B Common Stock into Common Stock, both with respect to the number of shares of Common Stock deemed to be beneficially owned and the adjusted percentage of outstanding Common Stock resulting from such right of conversion. However, the shares of Common Stock so issuable upon such exercise, exchange or conversion by any such shareholder are not included in calculating the number of shares or percentage of Common Stock beneficially owned by any other shareholder.

 (3) Mrs. Olsten owns of record 2,769,144 shares of Class B Common Stock. She has sole voting and investment power with respect to 730,812 shares of Class B Common Stock held under a trust and has sole voting and investment power with respect to 936,810 shares of Class B Common Stock held under a trust for the benefit of one of her children, of which she is trustee, and as to which shares she disclaims beneficial ownership. Her holding includes 18,000 shares of Common Stock that may be purchased pursuant to presently exercisable stock options.

 (4) Mr. Olsten's holding includes 3,600 shares of Common Stock owned of record, 200 shares of Common Stock owned of record by his wife, as to which shares he disclaims beneficial ownership, and 54,175 shares of Common Stock that may be purchased pursuant to presently exercisable stock options. Mr. Olsten owns of record 1,929,597 shares of Class B Common Stock and has shared voting and investment power as a trustee with respect to 2,164,495 shares of Class B Common Stock owned by a trust for his and his sister's benefit and 1,563,805 shares of Class B Common Stock owned by a trust for his benefit. He has shared voting and investment power as a trustee with respect to 45,000 shares of Class B Common Stock owned by a trust for the benefit of his son, 90,000 shares of Class B Common Stock owned by two trusts for the benefit of his niece and nephew and 83,605 shares of Class B Common Stock owned by a trust for the benefit of his descendants, as to which shares he disclaims beneficial ownership.

 (5) Ms. Olsten owns of record 936,810 shares of Class B Common Stock and has shared voting and investment power as a trustee with respect to 2,164,495 shares of Class B Common Stock owned by a trust for her and her brother's benefit and 1,563,805 shares of Class B Common Stock owned by a trust for her benefit. Ms. Olsten has shared voting and investment power as a trustee with respect to 90,000 shares of Class B Common Stock owned by two trusts for the benefit of her two children, 45,000 shares of Class B Common Stock held by a trust for the benefit of her nephew and 83,605 shares of Class B Common Stock owned by a trust for the benefit of her descendants, as to which shares she disclaims beneficial ownership.

 (6) Includes 13,500 shares of Common Stock that may be purchased pursuant to presently exercisable stock options, 575 shares of Common Stock as to which Mr. Heine has an indirect beneficial interest and 1,200 shares owned by Mr. Heine's wife, as to which shares he disclaims beneficial ownership. Mr. Heine has shared voting and investment power as a trustee with respect to 1,563,805 shares of Class B Common Stock owned by a trust for the benefit of Stuart Olsten and as a trustee with respect to

                                              (footnotes continued on next page)

     1,563,805 shares of Class B Common Stock owned by a trust for the benefit of Cheryl Olsten, as to which shares Mr. Heine disclaims beneficial ownership.

 (7) Mr. Riedinger owns of record 225,000 shares of Class B Common Stock. He has shared voting and investment power as a trustee with respect to 2,164,495 shares of Class B Common Stock owned by a trust for the benefit of Stuart Olsten and Cheryl Olsten, 1,563,805 shares of Class B Common Stock owned by a trust for the benefit of Stuart Olsten, 1,563,805 shares of Class B Common Stock owned by a trust for the benefit of Cheryl Olsten and 83,605 shares of Class B Common Stock owned by a trust for the benefit of descendants of Ms. Olsten, as to which shares Mr. Riedinger disclaims beneficial ownership.

 (8) Includes 9,000 shares that may be purchased pursuant to presently exercisable stock options.

 (9) Includes 18,000 shares that may be purchased pursuant to presently exercisable stock options.

(10) Includes 13,500 shares that may be purchased pursuant to presently exercisable stock options.

(11) Includes 18,000 shares of Common Stock and 67,735 shares of Class B Common Stock that may be purchased pursuant to presently exercisable stock options.

(12) Includes 9,000 shares that may be purchased pursuant to presently exercisable stock options.

(13) Includes 83,125 shares that may be purchased pursuant to presently exercisable stock options.

(14) Includes 48,125 shares that may be purchased pursuant to presently exercisable stock options.

(15) Includes 30,000 shares that may be purchased pursuant to presently exercisable stock options.

(16) Based on a Schedule 13G dated February 13, 1998 and jointly filed with the Securities and Exchange Commission. Morgan Stanley, Dean Witter, Discover & Co. held shared voting power as to 3,869,501 of such shares and shared dispositive power as to 4,512,941 of such shares, and Miller Anderson & Sherrerd, LLP held shared voting power as to 3,722,500 of such shares and shared dispositive power as to 4,322,200 of such shares.

(17) Based on a Schedule 13G dated February 12, 1998 and filed with the Securities and Exchange Commission. Pacific Financial Research held sole voting power and sole dispositive power as to all of such shares.

(18) Includes 1,573,656 shares of Common Stock owned by executive officers and Directors and 377,561 shares of Common Stock that may be purchased pursuant to presently exercisable stock options.

(19) Includes 11,877,082 shares of Class B Common Stock owned by executive officers and Directors and 67,735 shares of Class B Common Stock that may be purchased pursuant to presently exercisable stock options.

PROPOSAL 1

                             ELECTION OF DIRECTORS

     The nine persons named below, all of whom are presently Directors of the Company, except for Mr. Ganzi, have been nominated for election as Directors of the Company. One incumbent Director, Andrew N. Heine, is not standing for reelection. Three Directors are to be elected by the holders of Common Stock voting separately as a class, and six Directors are to be elected by the holders of Class B Common Stock voting separately as a class, with the Directors, in each separate class vote, to be elected by a plurality of the votes cast. All Directors will serve until the next Annual Meeting of Shareholders and until their successors are elected and qualify. If no contrary instructions are indicated, it is intended that the accompanying proxy will be voted for the election of the respective Directors hereinafter shown as nominees for each respective class of stock. The Company does not expect that any of the nominees will be unavailable for election, but if that should occur before the meeting, the proxies may be voted for a substitute nominee or nominees.

NOMINEES FOR ELECTION BY HOLDERS OF COMMON STOCK

JOHN M. MAY

     Mr. May, age 70 and a Director of the Company since 1989, has been an independent management consultant for more than five years.

RAYMOND S. TROUBH

     Mr. Troubh, age 71 and a Director of the Company since 1993, has been a financial consultant for more than five years. He is a director of America West Airlines, Inc., ARIAD Pharmaceuticals, Inc., Becton Dickinson and Company, Diamond Offshore Drilling, Inc., Foundation Health Systems, Inc., General American Investors Company, Time Warner, Inc., Triarc Companies, Inc. and WHX Corporation.

JOSH S. WESTON

     Mr. Weston, age 69 and a Director of the Company since 1995, has been Chairman of Automatic Data Processing, Inc., a provider of computerized transaction processing, data communication and information services, since 1982, and was Chief Executive Officer of Automatic Data Processing, Inc. from 1982 to August 1996. He is a director of Automatic Data Processing, Inc., Public Service Enterprise Group Company, Shared Medical Systems, Inc. and Vanstar Corporation.

NOMINEES FOR ELECTION BY HOLDERS OF CLASS B COMMON STOCK

VICTOR F. GANZI

     Mr. Ganzi, age 51, has been Executive Vice President of The Hearst Corporation, a diversified communications company with interests in magazine, newspaper, book and business publishing and television and radio stations, since March 1997 and its Chief Operating Officer since March 1998. From 1992 to 1997, at various times Mr. Ganzi served as Hearst's Senior Vice President, Chief Financial Officer and Chief Legal Officer. Since March 1995 he has also been Group Head of Hearst's Books/Business Publishing Group. He is a director of Hearst-Argyle Television, Inc.

STUART R. LEVINE

     Mr. Levine, age 50 and a Director of the Company since 1995, has been Chairman and Chief Executive Officer of Stuart Levine & Associates LLC, an international training company specializing in leadership, communication, team building and strategic planning, since June 1996. From September 1992 to June 1996 he was Chief Executive Officer of Dale Carnegie & Associates, Inc., a global provider of corporate training in leadership and personal development.

FRANK N. LIGUORI

     Mr. Liguori, age 51 and a Director of the Company since 1986, has been Chairman of the Board of the Company since February 1992 and its Chief Executive Officer since April 1990. He was Vice Chairman from April 1990 to February 1992, President of the Company from January 1986 to April 1990 and its Chief Operating Officer from April 1983 to April 1990. He joined the Company in 1971.

MIRIAM OLSTEN

     Mrs. Olsten, age 73 and a Director of the Company since 1993, is a significant shareholder of the Company. She is the mother of Stuart Olsten, a Director and Vice Chairman and President of the Company.

STUART OLSTEN

     Mr. Olsten, age 45 and a Director of the Company since 1986, has been Vice Chairman of the Company since August 1994 and President of the Company since April 1990. He was Chief Operating Officer of the Company from April 1990 through July 1993 and was Executive Vice President of the Company from November 1987 to April 1990. He joined the Company in 1975. He is the son of Miriam Olsten, a Director of the Company.

RICHARD J. SHAROFF

     Mr. Sharoff, age 51 and a Director of the Company since 1994, has been President and Chief Executive Officer of MagCorp., Inc., a franchisor of restaurants, since November 1996. From January 1996 to November 1996 he was Chairman and Chief Executive Officer of Superior Pasta, L.L.C., a developmental stage company in the food industry. From July 1995 to December 1995 he was a consultant to the food industry. From January 1992 to June 1995, he was President and Chief Executive Officer of Haifoods, Inc., a holding company in the food and beverage industries.
                      ------------------------------------

     The Board held seven meetings during the past fiscal year. Each outside member of the Board was paid an annual retainer in 1997 of $30,000 in monthly installments and $1,500 for each meeting of the Board attended. In 1998, the Company proposes to provide for payment of annual retainer fees of outside Directors in the form of shares of the Company's Common Stock and also allow deferral of such payments. See Proposal 4, "Adoption of Company's Stock & Deferred Compensation Plan for Non-Employee Directors."

     The Board has a standing compensation committee, comprised of Messrs. May, Troubh and Weston, and a standing audit committee, comprised of Messrs. Heine, Levine, May and Sharoff. The compensation committee and the audit committee held three meetings and four meetings, respectively, in 1997. Each Director who was a committee member was paid $1,000 for each such meeting attended. The compensation committee reviews and approves senior executive compensation and determines compensation of the Chief Executive Officer. The audit committee reviews the Company's financial results, the scope and results of audits of the Company by its independent accountants and the scope and result of internal audits and oversees the Company's compliance program. The Board has no nominating committee.

     In 1997, options to purchase 6,000 shares of Common Stock at a per share exercise price of $15.50 were automatically granted to each of Messrs. Heine, Levine, May, Sharoff, Troubh and Weston and Mrs. Olsten, under the Company's 1990 Non-Qualified Stock Option Plan for Non-Employee Directors and Consultants, as amended and restated. The increase in the number of options granted to each non-employee Director, from 4,500 options granted in 1996 to 6,000 options, is subject to shareholder approval. See Proposal 3, "Adoption of Amendment to the Company's 1990 Non-Qualified Stock Option Plan for Non-Employee Directors and Consultants."

     In 1997, the Company terminated its Retirement Plan for Outside Directors and Consultants, which provided for payment of a retirement benefit to a Director who had served for at least five years. Under the Plan, the retirement benefit was calculated as a percentage of the sum of all Board annual retainer and committee fees paid to a Director during the three-year period immediately preceding his or her departure from the Board. For a Director who had served 20 or more years, 15 to 19 years, 10 to 14 years and 5 to 9 years, the applicable percentage was 100%, 75%, 50% and 25%, respectively. In early 1998 the Company paid the present value of the retirement benefit in a lump sum to one Director with a 100% vested benefit. For each other Director without a 100% vested retirement benefit, the Company paid the present value of that Director's retirement benefit in a lump sum at the next higher vesting level.

     In 1997, the Company had sales of temporary personnel to Automatic Data Processing, Inc. of approximately $1,320,000, and the Company purchased payroll processing services from Automatic Data Processing, Inc. of approximately $450,000. Mr. Weston, a Director of the Company, is Chairman of Automatic Data Processing, Inc.

CERTAIN BUSINESS RELATIONSHIPS

     Mr. Heine, a Director of the Company, is of counsel to the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein. Mr. Heine's compensation from the firm is based in part on fees generated by clients originated by Mr. Heine, including the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires certain persons, including the Company's Directors and executive officers, to file reports with the Securities and Exchange Commission regarding beneficial ownership of equity securities of the Company. In March 1997 Stuart R. Levine, a Director of the Company, filed one late report covering the purchase of the Company's Common Stock in February 1997.
                      ------------------------------------

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation of the Company's Chief Executive Officer and the other four most highly compensated executive officers (the "Named Officers") for services as executive officers of the Company for the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM COMPENSATION
                                                                           -----------------------------------------
                                           ANNUAL COMPENSATION                        AWARDS               PAYOUTS
                                  --------------------------------------   ----------------------------   ----------
                                                            OTHER ANNUAL    RESTRICTED     SECURITIES
         NAME AND                                           COMPENSATION      STOCK        UNDERLYING        LTIP
    PRINCIPAL POSITION      YEAR  SALARY($)     BONUS($)       ($)(1)      AWARDS($)(2)    OPTIONS(#)     PAYOUTS($)
    ------------------      ----  ---------     --------    ------------   ------------    ----------     ----------
Frank N. Liguori            1997  $1,000,000   $  700,000    $    2,619                      150,000      $4,295,700(4)
  Chairman and Chief        1996   1,007,692      875,000
  Executive Officer         1995     900,000    1,175,000     1,411,000

Stuart Olsten               1997     650,000      325,000         2,162                      150,000
  Vice Chairman and         1996     637,019      425,000                                     30,000
  President                 1995     540,865      500,000                                     37,500

Robert A. Fusco             1997     600,000                      1,484                      150,000
  Executive Vice President  1996     587,019      240,000                                     25,000
  and President, Olsten     1995     514,904      300,000                                     37,500
  Health Services

Richard A. Piske, III       1997     435,000      200,000         2,018                      100,000
  Executive Vice President  1996     416,827      175,000                                     23,000
  and President, Olsten     1995     365,835      220,000                                     30,000
  Staffing Services

Anthony J. Puglisi          1997     319,808      150,000         1,913                       75,000
  Senior Vice President     1996     294,231      150,000                                     30,000
  and Chief Financial       1995     260,288      125,000                                     22,500
  Officer


                             ALL OTHER
         NAME AND           COMPENSATION
    PRINCIPAL POSITION         ($)(3)
    ------------------      ------------
Frank N. Liguori              $164,790
  Chairman and Chief           192,483
  Executive Officer            175,380
Stuart Olsten                   83,790
  Vice Chairman and             91,622
  President                    126,467
Robert A. Fusco                 71,640
  Executive Vice President      75,881
  and President, Olsten         73,883
  Health Services
Richard A. Piske, III           50,940
  Executive Vice President      49,305
  and President, Olsten         55,469
  Staffing Services
Anthony J. Puglisi              38,322
  Senior Vice President         36,021
  and Chief Financial           33,909
  Officer

---------------
(1) Amount reimbursed for payment of taxes.

(2) The number and value of the aggregate restricted (unvested) share holdings of the Named Officers at December 28, 1997 are as follows:

                                                       NUMBER OF       VALUE OF
                                                      RESTRICTED      RESTRICTED
                       NAME                             SHARES          SHARES
                       ----                           ----------      ----------
F. N. Liguori......................................     150,000       $2,193,750
S. Olsten..........................................       1,800           26,325
R. A. Fusco........................................       9,000          131,625
R. A. Piske........................................       1,500           21,938
A. J. Puglisi......................................       1,800           26,325

(3) Represents profit sharing and matching contributions contributed by the Company for the Named Officers to the Company's Non-Qualified Retirement Plan for Selected Management Employees.

(4) The long-term incentive payout reported for Mr. Liguori reflects the dollar value on the date of issuance of (i) shares of the Company's Common Stock (150,000 shares) issued to Mr. Liguori further to an incentive award approved by shareholders at the Company's 1994 Annual Meeting and (ii) shares of the Company's Common Stock (136,380 shares) issued to Mr. Liguori further to a performance award approved by shareholders at the Company's 1996 Annual Meeting.

STOCK OPTIONS

     The following table contains information concerning the grant of stock options to the Named Officers during the Company's last fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE
                                              INDIVIDUAL GRANTS                           VALUE AT ASSUMED
                          ----------------------------------------------------------        ANNUAL RATES
                            NUMBER OF                                                         OF STOCK
                           SECURITIES     PERCENT OF TOTAL                               PRICE APPRECIATION
                           UNDERLYING      OPTIONS GRANTED    EXERCISE                   FOR OPTION TERM(1)
                             OPTIONS       TO EMPLOYEES IN      PRICE     EXPIRATION   -----------------------
          NAME            GRANTED(#)(2)      FISCAL YEAR       ($/SH)        DATE        5% ($)      10% ($)
          ----            -------------   ----------------    --------    ----------     ------      -------
Frank N. Liguori........     150,000            13.9%          $19.625     08/22/07    $1,851,300   $4,691,550
Stuart Olsten...........     150,000            13.9            19.625     08/22/07     1,851,300    4,691,550
Robert A. Fusco.........     150,000            13.9            19.625     08/22/07     1,851,300    4,691,550
Richard A. Piske, III...     100,000             9.3            19.625     08/22/07     1,234,200    3,127,700
Anthony J. Puglisi......      75,000             6.9            19.625     08/22/07       925,650    2,345,775

---------------
(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation of the Company's stock price.

(2) The options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The options have a ten year term and become exercisable over a five year period in increments of 20% per year beginning with the first anniversary of the date of grant.

     The following table sets forth information with respect to the Named Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of that year.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                              OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS
                              SHARES                             YEAR END(#)              AT FISCAL YEAR END($)
                            ACQUIRED ON      VALUE       ---------------------------   ---------------------------
           NAME             EXERCISE(#)   REALIZED($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             -----------   -----------    -----------   -------------   -----------   -------------
Frank N. Liguori..........         0             --             0        150,000        $     --        $     0
Stuart Olsten.............         0             --        54,175        200,625           3,750         11,250
Robert A. Fusco...........         0             --        96,625        196,875           3,125          9,375
Richard A. Piske, III.....         0             --        59,375        137,875           2,875          8,625
Anthony J. Puglisi........         0             --        30,000        111,750           3,750         11,250

RETIREMENT PLAN

     The following table shows the estimated annual retirement benefit payable on a straight life annuity basis at normal retirement date to participants in the Company's Supplemental Executive Retirement Plan for key employees designated by the Company ("SERP"), which is a non-contributory, non-qualified defined benefit plan. Amounts shown include Social Security benefits and the annuitized value of accumulations of profit sharing contributions made by the Company on behalf of a participant.

                               PENSION PLAN TABLE

               FINAL FIVE YEAR                       ANNUAL BENEFITS FOR YEARS OF SERVICE
               AVERAGE EARNINGS                 ----------------------------------------------
               ----------------                 10 YEARS    15 YEARS    20 YEARS     25 YEARS
$ 250,000.....................................  $ 60,000    $ 90,000    $120,000    $  150,000
   450,000....................................   108,000     162,000     216,000       270,000
   650,000....................................   156,000     234,000     312,000       390,000
   850,000....................................   204,000     306,000     408,000       510,000
 1,050,000....................................   252,000     378,000     504,000       630,000
 1,250,000....................................   300,000     450,000     600,000       750,000
 1,450,000....................................   348,000     522,000     696,000       870,000
 1,650,000....................................   396,000     594,000     792,000       990,000
 1,850,000....................................   444,000     666,000     888,000     1,110,000
 2,050,000....................................   492,000     738,000     984,000     1,230,000

     The SERP benefit objective is to provide a participant who has spent a 25 year career with the Company with retirement income at age 65 equal to 60% of the average of his or her covered compensation (salary, bonuses and incentive compensation) over the five years prior to retirement. Proportionately decreased benefits may be payable at early retirement. The SERP benefit is reduced both by the value of Social Security benefits and by the annuitized value of accumulations of profit sharing contributions made on behalf of a participant by the Company. The current credited years of service for Messrs. Liguori, Olsten, Fusco, Piske and Puglisi are 26, 22, 12, 17, and 4, respectively.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     Frank N. Liguori is employed by the Company as Chairman of the Board and Chief Executive Officer, for a term expiring March 31, 1999, unless otherwise extended, pursuant to an employment agreement which provides for an initial annual base salary of $750,000.

     The employment agreement provides that if Mr. Liguori's employment is terminated by the Company for any reason other than for disability or for cause, or if Mr. Liguori voluntarily terminates his employment within one year after
(A) a Change of Control (defined substantially as occurring on the date any of the following occurs: (a) any person or persons acting together which would constitute a "group" for the purposes of Section 13(d) of the Securities Exchange Act of 1934 (other than the Company, any subsidiary of the Company, members of the Olsten family and their "permitted transferees") shall beneficially own, directly or indirectly, at least 25% of the total voting power of all classes of capital stock of the Company; (b) either (i) certain directors (or, under certain circumstances, their successors) cease for any reason to constitute at least a majority of the members of the Company's Board of Directors or (ii) at a meeting of the Company's shareholders called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors fail to be elected; (c) the Company's shareholders approve (i) a plan of complete liquidation of the Company, or (ii) an agreement providing for the merger or consolidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Company's Common Stock and Class B Common Stock are converted into cash, securities or other property, except in certain circumstances; or (d) the Company's shareholders approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series) of all or substantially all of the assets of the Company), (B) a substantial change in his responsibilities or (C) a determination not to renew the employment agreement, Mr. Liguori will be entitled to receive a cash lump sum equal to (X) his then current base salary, plus the highest bonus paid to him during the term of the employment agreement plus the annualized value of benefits provided under the Company's benefit programs multiplied by (Y) the number of full and partial years in the period from the date of termination to the twenty-fourth month following the date on which his employment would otherwise have terminated. The Company may elect to withhold up to $1 million of such amount for a two-year period after termination of employment during which Mr. Liguori may not compete with the Company's businesses, with his right to receive such amount being conditioned upon his compliance with such restriction.

     If Mr. Liguori's employment is terminated by the Company due to disability, he is entitled to receive, for a period of three years from termination, a monthly sum equal to 1/12 of his then current base salary (less any benefits paid under any disability policies maintained by the Company).

     Under Mr. Liguori's employment agreement, if any payment to Mr. Liguori (under the employment agreement or otherwise) is, upon a Change of Control, subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, Mr. Liguori will be entitled to receive an additional "gross-up payment" in an amount sufficient to make Mr. Liguori whole for such excise tax.

     The Company has entered into change in control agreements with each of Messrs. Robert Fusco, Richard Piske and Anthony Puglisi. The agreements were for a term in effect through August 9, 1997 and are automatically extended for successive one-year terms thereafter unless the Company provides one-year's prior notice that it does not wish to extend the term. In addition, if a Change in Control (defined substantially the same as with respect to Mr. Liguori, above) occurs during the term of the agreement, the agreement continues in effect for a period of 36 months beyond the month in which the Change in Control occurs.

     If a Change in Control occurs and the executive's employment is terminated during the term of the agreement for any reason except termination by the Company for "cause," termination by the executive other than for "good reason" or termination because of death, retirement or disability, the executive will generally be entitled to receive a cash lump sum equal to 2.99 times the average of the annual compensation payable to the executive by the Company for the five calendar years preceding the calendar year in which a Change in Control occurs. In addition, all outstanding stock options granted to the executive will become fully exercisable and vested, and for the 36 month period after the date of the executive's termination of employment, the Company will, upon request from the executive, arrange to provide the executive with health, life, disability and/or accident benefits substantially similar to those the executive received immediately prior to the termination unless and until the executive receives such benefits from a subsequent employer.

     In addition, with respect to Messrs. Fusco and Piske (each, a "Grantee"), pursuant to the Executive Officer Incentive Stock Award to each Grantee in 1995, which was approved at the 1996 Annual Meeting of Shareholders ("Incentive Award"), in the event that there is a Change of Control during the 1996 to 1998 measuring period, the cumulative pre-tax profits for the division of each Grantee will be deemed to be the maximum target level of pre-tax profits and the Company will immediately issue and grant Grantee the maximum number of shares he is entitled to receive under the Incentive Award; provided, however, that if the grant of shares to a Grantee under the Incentive Award (and any payments payable under any other plan, program, arrangement or agreement maintained by the Company or an affiliate) would constitute an "excess parachute payment" (as described in Section 280G of the Code), the number of shares granted to Grantee will be reduced (by the minimum possible amount) so as not to trigger the golden parachute provisions of the Code. In the event that there is a Change of Control after the measuring period expires but before a Grantee has received all of the shares to which he is entitled under the Incentive Award, the Company will accelerate the issuance of all shares to the Grantee.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company has, with the direction and supervision of the Compensation Committee of the Board of Directors, established and put into practice compensation policies, plans and programs, whose goals are twofold: to attract and retain qualified executives and to seek to enhance the Company's profitability by uniting senior management's interests with those of the Company's shareholders.

BASE SALARY

     Compensation for each of the Named Officers, as well as other senior executives, consists of a base salary and annual and longer-term incentive compensation. In the setting of base salaries, consideration is given to salary surveys and review of salaries paid to senior executives with comparable qualifications, experience and responsibilities at other companies. Annual and longer-term incentive compensation is tied to the Company's and the executive's success in achieving significant financial and non-financial goals.

     Each fiscal year, the Committee fixes the base salary of the Chief Executive Officer and the Vice Chairman and President. Beginning in 1994, the Chief Executive Officer's base salary cannot be set lower than the minimum base salary provided for in his employment agreement with the Company. The Chief Executive Officer recommends the base salaries of the other Named Officers and the other senior executives for review and approval by the Committee.

INCENTIVE COMPENSATION

     In evaluating the performance and setting the incentive compensation of the Chief Executive Officer and the Vice Chairman and President, the Committee approved a bonus incentive predicated on the attainment of specific levels of net income for the Company. The Committee also approved a bonus incentive predicated on the achievement of certain profit targets in setting the incentive compensation for the President of Olsten Staffing Services. No incentive compensation was paid to the President of Olsten Health Services, because his profit targets were not met. Except for one senior executive, whose bonus incentive is based on the achievement of certain profit targets, the Chief Executive Officer recommends the incentive compensation of the Company's other senior executives, including the other Named Officer, and the Committee reviews and approves the final compensation for these executives.

STOCK OPTIONS AND GRANTS

     During each fiscal year, the Committee considers the desirability of granting senior executives, including the Named Officers, awards under the Company's stock plans. In determining the amount and nature of awards under such plans to be granted to the senior management group, including the Named Officers other than the Chief Executive Officer and the Vice Chairman and President, the Committee reviews with the Chief Executive Officer awards recommended by him, taking into account the respective scope of accountability, strategic and operational goals, and anticipated performance requirements and contributions of each member of the senior management group. Awards to the Chief Executive Officer and the Vice Chairman and President are established separately and are based, among other things, on the Committee's analysis of their respective past and expected future contributions to the Company's achievement of its long-term performance goals. In making stock option grants to the Named Officers and other senior executives in 1997, the Committee made larger grants to them than in the past, with the options vesting over five years rather than four years, to help bind senior management to the Company and to align further their interests with the interests of the Company's shareholders.

CEO COMPENSATION

     The Committee maintained the Chief Executive Officer's base salary in 1997, as it had in 1996, at $1,000,000. Under the Company's Executive Officer Bonus Plan, which was approved by shareholders at the 1994 Annual Meeting, and based on certain performance goals previously established, the Chief Executive Officer was awarded bonus compensation in 1997 of $700,000, which was 70% of his current base salary. In 1997, the Committee awarded the Chief Executive Officer 150,000 stock options, vesting over five years, which was the first award of options to the Chief Executive Officer since 1990.

DEDUCTIBILITY OF COMPENSATION

     Beginning in 1994, Section 162(m) of the Internal Revenue Code of 1986 generally limits to $1 million per person the Company's federal income tax deduction for compensation paid in any year to its Chief Executive Officer and each of its four other highest paid executive officers to the extent such compensation is not "performance based" within the meaning of Section 162(m). The Committee will in general seek to qualify compensation paid to such executive officers for deductibility under Section 162(m) in order to decrease the after-tax cost of such compensation to the Company, although there may be circumstances in which it is not possible, or not in the Company's best interests, to do so.

The foregoing report has been furnished by:

Raymond S. Troubh, Chairman
John M. May
Josh S. Weston

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total return on the Company's Common Stock against the cumulative total return of the S&P MidCap 400 Index and a Peer Group Index for the period of five years commencing December 31, 1992 and ending December 31, 1997.

     The Peer Group Index is comprised of the following publicly traded companies: Apria Healthcare Group Inc.; Kelly Services, Inc.; Manpower Inc.; Robert Half International Inc.; Staff Builders, Inc.; and Volt Information Sciences, Inc. Uniforce Services, Inc., which was included in last year's performance graph, is not included in this year's performance graph because its shares are no longer publicly traded. Apria Healthcare Group Inc. has been added to this year's performance graph.

     The line graph assumes that $100 was invested on December 31, 1992 in each of the Company's Common Stock, the S&P MidCap 400 Index and the Peer Group Index and that all dividends were reinvested. Media General Financial Services furnished the data for the graph.

        Measurement Period                                S&P MidCap 400
      (Fiscal Year Covered)         Olsten Corporation         Index         Peer Group Index
1992                                      100.00              100.00              100.00
1993                                      111.06              113.59              108.06
1994                                      120.94              109.52              148.53
1995                                      151.88              140.90              171.91
1996                                       86.59              167.96              211.39
1997                                       88.72              222.13              283.04

                            ------------------------

PROPOSAL 2

                    ADOPTION OF AMENDMENTS TO THE COMPANY'S
                           1994 STOCK INCENTIVE PLAN

GENERAL

     On November 7, 1997, the Board adopted, subject to approval by shareholders, an amendment to the Company's 1994 Stock Incentive Plan (the "Stock Incentive Plan") which would, if approved, increase the maximum number of shares of Common Stock that may be granted under the Stock Incentive Plan from 3,000,000 to 6,000,000. On February 6, 1998 the Board also adopted, subject to shareholder approval, an amendment to the Stock Incentive Plan which would, if approved, increase the maximum number of shares of Common Stock for which option grants may be made to any employee, franchisee or licensee in any calendar year from 150,000 to 300,000, and the Board also amended the Stock Incentive Plan to reflect recent changes to Securities and Exchange Commission Rule 16b-3. The increase in number of shares is being proposed in order to enhance the Company's ability to attract and retain highly qualified officers, key employees, franchisees and licensees, and to better enable such persons to participate in the long-term success and growth of the Company.

     The Stock Incentive Plan was originally adopted by the Board on February 14, 1994, and approved by shareholders of the Company on April 29, 1994. The Stock Incentive Plan was amended February 13, 1995 to increase the maximum term of options granted and to extend eligibility to franchisees and licensees, and the amendment was approved by shareholders on April 28, 1995.

     A copy of the Stock Incentive Plan, as proposed to be amended, is attached as Exhibit A to this Proxy Statement. The material features of the Stock Incentive Plan, as proposed to be amended, are described below, but this description is only a summary and is qualified in its entirety by reference to the actual text of the Stock Incentive Plan.

TYPES OF AWARDS

     Awards under the Stock Incentive Plan may be in the form of (i) incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision thereto, and (ii) options that do not qualify as Incentive Stock Options ("Non-Qualified Stock Options", and together with Incentive Stock Options, "Stock Options").

ADMINISTRATION

     The Stock Incentive Plan is administered by a committee of the Board (the "Committee") consisting of not less than two "non-employee directors" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), who, to the extent required to satisfy the exception for performance-based compensation under Section 162(m) of the Code, are also "outside directors" (within the meaning of Section 162(m) of the Code).

     Subject to the express provisions of the Stock Incentive Plan, the Committee has the power to select the eligible employees, and franchisees and licensees (collectively, the "Participants"), to whom Stock Options are to be granted under the Stock Incentive Plan, and to determine the terms and conditions of each Stock Option granted thereunder. The Committee's authority shall include, but is not limited to, the authority to determine the number of shares of Common Stock to be covered by each award. However, the maximum number of shares of Common Stock for which grants may be made to any employee, franchisee or licensee in any calendar year is 150,000. The February 6, 1998 amendment, if approved, will increase that number to

300,000. The Committee also has authority to adopt and revise rules, guidelines and practices governing the Stock Incentive Plan, to interpret the terms and provisions of the Stock Incentive Plan and any award granted thereunder, and to otherwise supervise the administration of the Stock Incentive Plan.

STOCK SUBJECT TO STOCK INCENTIVE PLAN

     An aggregate of 3,000,000 shares of Common Stock are reserved for issuance upon exercise of Stock Options granted under the Stock Incentive Plan. The November 7, 1997 amendment, if approved, will increase the number of shares of Common Stock reserved for issuance upon exercise of the Stock Options to 6,000,000. To the extent that a Stock Option terminates without having been exercised, the shares subject to such award will again be available for distribution in connection with future awards under the Stock Incentive Plan.

     In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Common Stock dividend, Common Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, will be made in the aggregate number of shares reserved for issuance under the Stock Incentive Plan, the number of shares available for any individual awards, the number of shares subject to outstanding awards and the exercise price to be paid by optionees with respect to outstanding awards; provided, however, that no such adjustment may increase the aggregate value of any outstanding award.

ELIGIBILITY

     Officers and other key employees of the Company or a Related Company (which is defined in the Stock Incentive Plan as any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least 20% beneficial ownership interest) and franchisees and licensees are eligible to be granted awards under the Stock Incentive Plan; provided, however, that, to the extent required under Section 422 of the Code, Incentive Stock Options may not be granted to franchisees and licensees and may be granted only to officers and other key employees of the Company or any subsidiary corporation in which the Company owns, directly or indirectly, stock having 50% or more of the total combined voting power of all classes of stock. A director of the Company or a Related Company who is not also an employee of the Company or a Related Company is not eligible to be granted awards under the Stock Incentive Plan. The Participants under the Stock Incentive Plan will be selected from time to time by the Committee, in its sole discretion, from among those eligible. Approximately 500 persons are eligible to participate in the Stock Incentive Plan.

TERMS OF STOCK OPTIONS

     OPTION PRICE. The option price per share of Common Stock purchasable under a Stock Option is determined by the Committee; provided, however, that the option price of Non-Qualified Stock Options cannot be less than 85%, and the option price of Incentive Stock Options cannot be less than 100%, of the fair market value of the Common Stock on the date of award of each such Stock Option.

     On April 6, 1998, the closing sale price of the Common Stock, which is the security underlying the Stock Options, as reported on the New York Stock Exchange was $15.50.

     OPTION TERM. The term of each Stock Option will be ten years from the date of grant, unless a shorter term is provided for by the Committee at the time of grant, and subject to earlier termination as provided below.

     EXERCISABILITY. Except as otherwise provided by the Committee at the time of grant or as provided as described below under "Change of Control", Stock Options vest and are first exercisable in annual installments of 25% of the shares originally subject thereto, commencing on the first anniversary of the date of grant of the Stock Option, and an additional 25% of such shares each year thereafter. The Committee may accelerate an exercise date of any Stock Option or otherwise waive the installment exercise provisions at any time (including at time of grant) in whole or in part. Except as described below, a Stock Option is not exercisable unless the optionee is an employee of the Company or a Related Company or is either a franchisee or licensee of the Company at the time of exercise.

     METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the option price. Payment of the option price may be made in cash or cash equivalents or, if permitted by the Committee (either in the option agreement or at the time of exercise), by delivery of shares of Common Stock already owned by the optionee or withholding of shares subject to awards under the Stock Incentive Plan (in each case, such shares having a fair market value on the date of exercise equal to the aggregate option price), or in any other manner permitted by law and as determined by the Committee, or any combination of the foregoing.

     NO SHAREHOLDER RIGHTS. An optionee will have neither rights to dividends nor other rights of a shareholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

     NON-TRANSFERABILITY. No Stock Option is transferable by the optionee other than by will or by the laws of descent and distribution. During the optionee's lifetime, all Stock Options are exercisable only by the optionee.

     TERMINATION UNDER CERTAIN CIRCUMSTANCES. If an optionee ceases to be an employee of the Company or a Related Company, or if a franchisee or licensee ceases to be a franchisee or licensee, for any reason other than death, retirement or permanent disability, any Stock Option held by such optionee under the Stock Incentive Plan will terminate immediately.

     If an optionee ceases to be an employee of the Company or a Related Company, or if a franchisee or licensee ceases to be a franchisee or licensee, by reason of retirement (on or after attaining the age of 65 or such earlier age as the Committee may determine) or permanent disability, any Stock Option held by such optionee may be exercised, to the extent exercisable on the day preceding the date of such cessation of employment or termination of the franchisee or licensee relationship at any time within three months (one year in the case of permanent disability) after such cessation of employment or termination of the franchisee or licensee relationship at the end of which period the Stock Option will terminate. Notwithstanding the foregoing, the Committee in its sole discretion may provide, at the time of grant or otherwise, for different rules to apply to the exercisability of Stock Options held by any optionee at the time of such optionee's cessation of employment or termination of its franchisee or licensee relationship. In no event may a Stock Option be exercised after the expiration of the term thereof.

     TERMINATION UPON DEATH. If an optionee dies while an employee of the Company or a Related Company, or while a franchisee or licensee, or within three months after the optionee has ceased to be an employee, franchisee or licensee by reason of retirement, or within one year after the optionee has ceased to be an employee, franchisee or licensee by reason of such optionee's permanent disability, such Stock Option may be exercised, to the extent exercisable on the day preceding the date such optionee ceases to be an employee, franchisee or licensee, by the estate of such deceased optionee, or by a person or persons who acquire the right to exercise such option by bequest or inheritance or by reason of the death of such optionee, at any time within one year after such optionee's death, or within such shorter period of time as prescribed in the option agreement, at the end of which period such Stock Option will terminate. In no event may a Stock Option be exercised after the expiration of the term thereof.

TAX WITHHOLDING

     Each optionee must pay to the Company or make arrangements satisfactory to the Committee regarding payment of any applicable Federal, state, local or other withholding tax obligation to satisfy the Company's withholding tax obligation in respect of the exercise of a Stock Option. The obligations of the Company under the Stock Incentive Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the optionee.

     If permitted by the Committee, payment may be made by (i) having the Company withhold shares of Common Stock (at its fair market value) otherwise deliverable to the optionee with respect to the award, or (ii) delivering to the Company shares of Common Stock (at its fair market value) already owned by the optionee.

CHANGE OF CONTROL

     In the event of a Change of Control (as defined below), unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant, all outstanding Stock Options awarded under the Stock Incentive Plan will become fully exercisable and vested.

     A "Change of Control" will be deemed to occur on the date any of the following events occur:

          (a) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Company, any subsidiary, members of the Olsten family (defined as Miriam Olsten, any lineal descendant of William and Miriam Olsten, any spouse of any such lineal descendant, a trust established principally for the benefit of any of the foregoing, and the executor, administrator or personal representative of the estate of any of the foregoing) and the "permitted transferees" of such members of the Olsten family as defined in the Company's Restated Certificate of Incorporation) beneficially own (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, at least 25% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board of Directors of the Company;

          (b) either (i) Current Directors (as herein defined) cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a "Current Director" means any member of the Board as of the effective date of the Stock Incentive Plan, and any successor of a Current Director whose election, or nomination for election by the Company's shareholders, was approved by at least two-thirds of the Current Directors then on the Board) or (ii) at any meeting of the shareholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors fail to be elected;

          (c) the shareholders of the Company approve (i) a plan of complete liquidation of the Company, or (ii) an agreement providing for the merger or consolidation of the Company (A) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned subsidiary of the Company in which all shares of Common Stock and Class B Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Common Stock and Class B Common are converted into cash, securities or other property, except a consolidation or merger of the Company in which the holders of the Common Stock and Class B Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or

          (d) the shareholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

AMENDMENTS AND TERMINATION

     The Stock Incentive Plan will terminate on February 14, 2004, and no Stock Option shall be awarded under the Stock Incentive Plan on or after such date. The Board may discontinue the Stock Incentive Plan at any time and may amend it from time to time. No amendment or discontinuation of the Stock Incentive Plan may adversely affect any award previously granted without the optionee's written consent. Amendments may be made without shareholder approval except as required to satisfy Section 162(m) of the Code or, with respect to Incentive Stock Options, Section 422 of the Code.

NEW PLAN BENEFITS

                     NAMES AND POSITION                       STOCK OPTIONS(A)
                     ------------------                       ----------------
Frank N. Liguori............................................      100,000
  Chairman and Chief Executive Officer
Stuart Olsten...............................................       50,000
  Vice Chairman and President
Robert A. Fusco.............................................       40,000
  Executive Vice President and President, Olsten Health
  Services
Richard A. Piske, III.......................................       40,000
  Executive Vice President and President, Olsten Staffing
  Services
Anthony J. Puglisi..........................................            0
  Senior Vice President and Chief Financial Officer
Executive Group.............................................      245,000
Non-Executive Director Group................................            0
Non-Executive Officer Employee Group........................      680,800

---------------
(a) These options were granted on January 13, 1998. 388,617 of these options in the aggregate were granted subject to shareholder approval of the amendment to the Stock Incentive Plan described above. The exercise price of the options is $14.6875 per share, they have a maximum term of ten years and they generally become exercisable in annual installments of 25%, commencing on the first anniversary of the date of grant.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK INCENTIVE PLAN

     The following is a summary of certain Federal income tax aspects of awards made under the Stock Incentive Plan, based upon the laws in effect on the date hereof.

Incentive Stock Options

     Generally, no taxable income is recognized by the optionee upon the grant of an Incentive Stock Option or upon the exercise of an Incentive Stock Option either during the period of the optionee's employment with the Company or one of its subsidiaries (as defined in Section 424(f) of the Code) or within the period ending three months (12 months, in the event of permanent and total disability or death of the optionee) after termination of such employment. However, the exercise of an Incentive Stock Option may result in an alternative minimum tax liability to an optionee since the excess of the fair market value of the optioned stock at the date of exercise over the exercise price must be included in alternative minimum taxable income.

     If the optionee holds shares acquired upon the exercise of an Incentive Stock Option for at least two years from the date of grant of the option and for at least one year from the date of exercise (the "ISO Holding Period"), any gain on a subsequent sale of such shares will be considered as long-term capital gain to an optionee. In general, long-term capital gain is subject to lower maximum Federal income tax rates than ordinary income. Currently, the maximum rate for long-term capital gain on assets held for more than eighteen months is generally 20%, and the maximum rate on capital gain on assets held for more than one year but less than eighteen months ("mid-term gain") is 28%. The gain recognized upon the sale of the shares is equal to the excess of the selling price of the shares over the exercise price.

     However, if the optionee sells the shares prior to expiration of the ISO Holding Period (a "Disqualifying Disposition"), generally (a) the optionee will recognize ordinary income in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise, less the exercise price or
(ii) the amount realized on the date of sale, less the exercise price, and (b) if the selling price of the shares exceeds the fair market value on the date of exercise, the excess will be taxable to the optionee as short-term, mid-term or long-term capital gain.

     No deduction will be allowed to the Company with respect to Incentive Stock Options for Federal income tax purposes, unless the optionee sells the shares in a Disqualifying Disposition. In the case of a Disqualifying Disposition, the Company will generally be entitled to deduct the amount of ordinary income recognized by the optionee.

Non-Qualified Stock Options

     In general, with respect to Non-Qualified Stock Options granted to employees and independent contractors of the Company or a Related Company: (i) no income is recognized by the optionee at the time the option is granted; (ii) upon exercise of the option, the optionee recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise; and (iii) at disposition any appreciation after the date of exercise is treated as long-term, mid-term or short-term capital gain, depending on the length of time the shares are held by the optionee.

     Generally, the Company will, subject to possible limitations imposed by
Section 162(m) of the Code (see discussion below), be entitled to a tax deduction equal to the amount of ordinary income recognized by the employee or independent contractor at the date of exercise.

$1 Million Limitation on Deductible Compensation

     Section 162(m) of the Code generally limits the Company's deduction with respect to compensation paid to each of its "covered employees" (generally defined as the chief executive officer and four highest compensated officers of the corporation other than the chief executive officer) to $1 million per year, effective for taxable years of the Company beginning after 1993. This deduction limit, however, does not apply to certain "performance-based compensation," including stock options which, among other things, are granted at an exercise price which is not less than fair market value. The Company intends that Stock Options granted under the Stock Incentive Plan at not less than fair market value of the Common Stock subject to the option at the time of grant will qualify as "performance-based compensation."

     The foregoing is based upon Federal tax laws and regulations as presently in effect and does not purport to be a complete description of the Federal income tax aspects of the Stock Incentive Plan. Also, the specific state and local tax consequences to each optionee under the Stock Incentive Plan may vary, depending upon the laws of the various states and localities and the individual circumstances of each optionee.

REQUIRED VOTE

     In voting on approval of the amendments to the Stock Incentive Plan, the shares of Common Stock and Class B Common Stock shall vote together as one class with each share of Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes. Approval of the amendments requires the affirmative vote by the holders of a majority of the votes represented by the shares of Common Stock and Class B Common Stock, voting as a single class, present in person or by proxy at the meeting. Unless marked to the contrary, proxies received will be voted for approval of the amendments.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE STOCK INCENTIVE PLAN.

PROPOSAL 3

                     ADOPTION OF AMENDMENT TO THE COMPANY'S
                    1990 NON-QUALIFIED STOCK OPTION PLAN FOR
                     NON-EMPLOYEE DIRECTORS AND CONSULTANTS

GENERAL

     On November 7, 1997, the Board adopted, subject to approval by shareholders, an amendment to the Company's 1990 Non-Qualified Stock Option Plan for Non-Employee Directors and Consultants, as Amended and Restated (the "Non-Employee Stock Option Plan") which would, if approved: (i) increase the maximum number of shares of Common Stock that may be granted under the Non-Employee Stock Option Plan from 225,000 to 375,000, and (ii) increase the number of NQSOs automatically granted to Non-Employee Directors from 4,500 shares to 6,000 shares. These increases are being proposed in order to enhance the Company's ability to attract and retain highly qualified Non-Employee Directors and consultants and to better enable such persons to participate in the success and growth of the Company's business. On February 6, 1998 the Board also amended the Non-Employee Stock Option Plan to reflect recent changes in Securities and Exchange Commission Rule 16b-3.

     A copy of the Non-Employee Stock Option Plan, as proposed to be amended, is attached as Exhibit B to this Proxy Statement. The material features of the Non-Employee Stock Option Plan, as proposed to be amended, are described below, but this description is only a summary and is qualified in its entirety by reference to the actual text of the Non-Employee Stock Option Plan.

TYPES OF AWARDS

     Awards under the Non-Employee Stock Option Plan may be in the form of Non-Qualified Stock Options ("NQSOs").

EFFECTIVE DATE AND TERM

     The Non-Employee Stock Option Plan was originally adopted by the Board on December 17, 1990 and approved by the Company's shareholders on April 26, 1991. The current proposed changes to the Non-Employee Stock Option Plan were approved by the Board on November 7, 1997, subject to the approval of shareholders of the Company. No NQSO shall be granted pursuant to the Non-Employee Stock Option Plan on or after April 26, 2001 (the tenth anniversary of the approval of the Non-Employee Stock Option Plan by the Company's shareholders), but NQSOs theretobefore granted may extend beyond that date.

ADMINISTRATION

     The Non-Employee Stock Option Plan is administered by a committee of the Board (the "Committee") consisting of the members of the Board who are not Non-Employee Directors ("Employee Directors") or a committee thereof appointed by such Employee Directors. A Non-Employee Director is defined in the Non-Employee Stock Option Plan as an individual who: (i) is now, or hereafter becomes a member of the Board; (ii) is neither an employee or officer of the Company or any subsidiary of the Company on the date of grant of the NQSO; and
(iii) has not elected to decline to participate in the Non-Employee Stock Option Plan.

     Subject to the express provisions of the Non-Employee Stock Option Plan, the Committee has the authority to interpret and administer that part of the Non-Employee Stock Option Plan relating to Non-Employee Directors, but the Committee shall not have the authority to determine the number of shares granted, the persons eligible to participate under the Non-Employee Stock Option Plan or the terms of the option grants to Non-Employee Directors.

     Subject to the express provisions of the Non-Employee Stock Option Plan, the Committee has the authority to administer that part of the Non-Employee Stock Option Plan relating to Consultants, in its sole and absolute discretion. A Consultant is defined in the Non-Employee Stock Option Plan as an individual who furnishes services to the Company and (i) is neither an employee of the Company nor a Non-Employee Director and (ii) in the Committee's determination, has made a significant contribution to the growth and development of the Company. To this end, the Committee is authorized to determine the Consultants to whom, and the time or times at which, any NQSO shall be granted to such Consultants; to determine the number of shares of Common Stock to be covered by each NQSO; to determine the price at which each share of Common Stock covered by a NQSO may be purchased; to determine the terms and provisions of each NQSO granted to Consultants under the Non-Employee Stock Option Plan, which need not be identical; to accelerate any exercise date of any NQSO granted to Consultants; to waive restrictions imposed with respect to the transferability of stock acquired on exercise of NQSOs granted to Consultants under the Non-Employee Stock Option Plan; to authorize any person to execute on behalf of the Company an option agreement with respect to a NQSO granted to Consultants by the Committee; to construe and interpret the Non-Employee Stock Option Plan as it relates to Consultants and to make any other determination deemed necessary or advisable for the administration of the Non-Employee Stock Option Plan as it relates to Consultants.

SHARES SUBJECT TO NON-EMPLOYEE STOCK OPTION PLAN

     The maximum number of shares of Common Stock which may be subject to NQSOs granted to Participants (which are defined in the Non-Employee Stock Option Plan as either Non-Employee Directors or Consultants who are granted a NQSO under the Non-Employee Stock Option Plan) under the Non-Employee Stock Option Plan is currently 225,000. The November 7, 1997 amendment, if approved, will increase the number of shares of Common Stock subject to the NQSOs to 375,000. To the extent that a NQSO terminates without having been exercised, the shares subject to such award will again be available for future awards under the Non-Employee Stock Option Plan.

     In the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split or recapitalization, the Committee shall make proportionate adjustments with respect to: (i) the aggregate number of shares of Common Stock available for issuance under the Non-Employee Stock Option Plan; (ii) the number and exercise price of shares of Common Stock subject to outstanding NQSOs;

provided, however, that the number of shares of Common Stock subject to any NQSO shall always be a whole number; (iii) the number of shares of Common Stock subject to each grant under the Non-Employee Stock Option Plan; and (iv) such other matters as shall be appropriate in light of the circumstances.

     In connection with the dissolution or liquidation of the Company or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon the sale of all or substantially all of the property of the Company or upon any other similar extraordinary transaction, all NQSOs not vested on or prior to the effective time of any such transaction shall immediately vest as of such effective time. The Committee in its discretion may make provisions for the assumption of outstanding NQSOs, or the substitution for outstanding NQSOs of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights.

SOURCE OF SHARES ISSUED

     Common Stock issued under the Non-Employee Stock Option Plan may consist, in whole or in part, of authorized and unissued shares of Common Stock or treasury shares of Common Stock, as determined in the sole and absolute discretion of the Committee. No fractional shares of Common Stock shall be issued under the Non-Employee Stock Option Plan.

TERMS OF NON-QUALIFIED STOCK OPTIONS

     GRANTS. Prior to the November 7, 1997 amendment, the Non-Employee Stock Option Plan provided for automatic grants on December 7 of each year (or if such date is not a Business Day then on the next succeeding Business Day) of NQSOs to purchase 4,500 shares of Common Stock. The November 7, 1997 amendment, if approved, will increase the automatic grants of NQSOs to 6,000 shares of Common Stock, effective from (and including grants made on) December 8, 1997. Discretionary awards of NQSOs may be made to Consultants as determined by the Committee. Approximately seven persons are eligible to participate in the Non-Employee Stock Option Plan.

     EXERCISE PRICE. In the case of NQSOs granted to Non-Employee Directors, the price at which each share of Common Stock covered by a NQSO may be purchased pursuant to the Non-Employee Stock Option Plan shall be the fair market value of a share of Common Stock on the date of the award of the NQSO. In the case of NQSOs granted to Consultants, the price at which each share of Common Stock covered by a NQSO may be purchased pursuant to the Non-Employee Stock Option Plan shall be determined by the Committee at the time of grant but shall not be less than the fair market value of a share of Common Stock on the date of the grant.

     EXERCISABILITY. All NQSOs granted to Non-Employee Directors shall vest and become first exercisable six months from the date of grant and all NQSOs granted to Consultants shall vest and become first exercisable no earlier than six months and not later than five years from the date of grant, as may be determined and prescribed by the Committee. The failure of a NQSO to vest for any reason whatsoever shall cause the NQSO to expire and be of no further force or effect. Unless terminated earlier pursuant to the Non-Employee Stock Option Plan, the term of each NQSO granted shall be ten years from the date of grant, or, in the case of stock options granted to Consultants, such shorter term as the Committee may provide at the date of the grant of the stock option. NQSOs are not transferable by the holder otherwise than by will or by the laws of descent and distribution and shall be exercised during the lifetime of the holder only by the holder. No NQSO or interest therein may be transferred, assigned, pledged or hypothecated by the holder during the holder's lifetime whether by operation of law or otherwise, or be made subject to execution, attachment or similar process. Payment for the shares of Common Stock to be received upon exercise of a NQSO is to be made in full in cash.

     TERMINATION OF NQSOS. In the event a Non-Employee Director is removed from the Board, all unexercised NQSOs held by such Non-Employee Director on the date of such removal (whether or not vested) shall expire immediately. In the event a Non-Employee Director ceases to be a member of the Board, other than by reason of removal or in the event that a Consultant no longer furnishes services to the Company, then all unexercised NQSOs held by such Participant shall expire, unless vested, and if vested must be exercised within 60 days.

AMENDMENT AND TERMINATION

     The Board may, insofar as permitted by law, from time to time, with respect to any shares of Common Stock, suspend or terminate the Non-Employee Stock Option Plan or revise or amend the Non-Employee Stock Option Plan in any respect whatsoever, provided, however, that any revision or amendment that would cause the Non-Employee Stock Option Plan to fail to comply with Rule 16b-3 or any other requirement of applicable law or regulation if such amendment were not approved by the shareholders of the Company shall not be effective until such approval is obtained.

     No amendment, suspension or termination of the Non-Employee Stock Option Plan that would adversely affect the right of any Participant with respect to a NQSO previously granted under the Non-Employee Stock Option Plan will be effective without the written consent of the affected Participant.

NEW PLAN BENEFITS

                     NAMES AND POSITION                       STOCK OPTIONS(A)
                     ------------------                       ----------------
Non-Executive Director Group................................       42,000

---------------
(a) Options to purchase 6,000 shares were automatically granted on December 8, 1997 to each Non-Employee Director. If shareholder approval of the November 7, 1997 amendment to the Non-Employee Stock Option Plan is not obtained, each of the automatic grants will be reduced to 4,500 shares. The exercise price of the options is $15.50 per share, they have a maximum term of ten years and they generally become exercisable six months after the date of grant.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE NON-EMPLOYEE STOCK OPTION PLAN

     The following is a summary of certain Federal income tax aspects of awards made under the Non-Employee Stock Option Plan, based upon the laws in effect on the date hereof.

     In general: (i) no income is recognized by the optionee at the time a NQSO is granted; (ii) upon exercise of the NQSO, the optionee recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise; and (iii) at disposition any increase or decrease in value of the shares after the date of exercise is treated as capital gain or loss. If the holding period for the shares is not more than one year, the gain or loss will be short-term capital gain or loss. Short-term capital gain is taxable at the same rates as ordinary income. If the holding period is more than one year, the gain or loss will be long-term capital gain or loss. In general, long-term capital gain is subject to lower maximum Federal income tax rates than ordinary income. Currently, the maximum rate for long-term capital gain on assets held for more than eighteen months is generally 20%, and the maximum rate on capital gain on assets held for more than one year but less than eighteen months ("mid-term gain") is 28%.

     Generally, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee at the date of exercise.

     The foregoing is based upon Federal tax laws and regulations as presently in effect and does not purport to be a complete description of the Federal income tax aspects of the Non-Employee Stock Option Plan. Also, the specific state and local tax consequences to each optionee under the Non-Employee Stock Option Plan may vary, depending upon the laws of the various states and localities and the individual circumstances of each optionee.

REQUIRED VOTE

     In voting on approval of the amendment to the Non-Employee Stock Option Plan, the shares of Common Stock and Class B Common Stock shall vote together as one class with each share of Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes. Approval of the amendment to the Non-Employee Stock Option Plan requires the affirmative vote by the holders of a majority of the votes represented by the shares of Common Stock and Class B Common Stock, voting as a single class, present in person or by proxy at the meeting. Unless marked to the contrary, proxies received will be voted for approval of the Non-Employee Stock Option Plan.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE FOR APPROVAL OF THE AMENDMENT TO THE NON-EMPLOYEE STOCK OPTION PLAN.

PROPOSAL 4

                           ADOPTION OF THE COMPANY'S
                       STOCK & DEFERRED COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

GENERAL

     On November 7, 1997, the Board adopted, subject to approval by shareholders, the Company's Stock & Deferred Compensation Plan for Non-Employee Directors (the "Directors Stock Plan") which would, if approved, provide for payment of annual retainer fees for Non-Employee Directors in the form of shares of Common Stock and also allow deferral of such payments. The Directors Stock Plan is being proposed in order to enhance the Company's ability to attract and retain highly qualified Non-Employee Directors. Approximately seven persons are eligible to participate in the Directors Stock Plan.

     A copy of the Directors Stock Plan is attached as Exhibit C to this Proxy Statement. The material features of the Directors Stock Plan are described below, but this description is only a summary and is qualified in its entirety by reference to the actual text of the Directors Stock Plan.

EFFECTIVE DATE AND SHARES RESERVED

     The Directors Stock Plan is effective as of May 5, 1998, subject to approval by the Company's shareholders.

     The total number of shares of Common Stock reserved for issuance under the Directors Stock Plan is 150,000.

     In the event of any change in capitalization affecting the Common Stock of Company, such as a stock dividend, stock split or recapitalization, there shall automatically be substituted (i) for each share unit a new unit and (ii) for the number of shares reserved for issuance under the Directors Stock Plan a number of shares or other consideration, in the case of (i) and (ii) above, representing the number and kind of shares, other securities or other consideration into which outstanding shares shall be changed or for which such shares shall be exchanged.

ANNUAL RETAINER PAID IN SHARES

     Each Non-Employee Director's annual retainer fee shall be paid in shares of Common Stock in an amount (rounded to the nearest 100 shares) determined by dividing $30,000 by the average closing price of shares of Common Stock on the New York Stock Exchange for the ten trading days immediately prior to the Company's annual shareholder meeting at which directors are elected or reelected. Proportionate awards are made for anyone who becomes a Non-Employee Director other than on the date of the annual shareholder meeting. Payments under the Directors Stock Plan will be based on Plan Years of approximately twelve months beginning on the date of the Company's annual general meeting of shareholders for a year and ending on the day immediately preceding the Company's annual general shareholder meeting for the following year. The initial Plan Year will begin on May 5, 1998. The shares are payable 30 days following the annual shareholder meeting or 30 days following the date the person becomes a director. Shares distributed are fully vested.

DEFERRAL OF SHARES

     Non-Employee Directors can make an irrevocable election in the preceding calendar year to defer the retainer fee shares. Amounts deferred are credited in the form of share units to a share unit account. If any dividends are payable on shares of Common Stock during the deferral period, Non-Employee Directors shall have dividend equivalents of equal amount paid to them in cash. Share units in the account are fully vested at all times.

     A Non-Employee Director's "plan benefit," which consists of shares of Common Stock equal to the number of share units in the Non-Employee Director's account, shall be distributed either in a lump sum at the time of termination of the Non-Employee Director's service or in up to three annual installments beginning at termination of service, as elected by the Non-Employee Director at least one year in advance of termination.

     Upon death of a Non-Employee Director, the plan benefit shall be distributed to beneficiaries specified by the Non-Employee Director or otherwise to the Non-Employee Director's surviving spouse or living children or estate.

NON-TRANSFERABILITY

     Except in the case of death, payment of plan benefits may not be transferred.

AMENDMENT AND TERMINATION

     The Board may amend, alter, suspend, discontinue or terminate the plan (including, without limitation, amending the dollar amount set forth in "Annual Retainer Paid in Shares" above) without the consent of shareholders, provided that no amendment or termination may materially and adversely affect the rights of any Non-Employee Director without his or her consent.

UNFUNDED

     The unit awards account of the Directors Stock Plan is unfunded, and Non-Employee Directors stand as general creditors.

NEW PLAN BENEFITS

                    NAMES AND POSITION                      SHARES OR SHARE UNITS
                    ------------------                      ---------------------
Non-Executive Director Group..............................           (a)

---------------
(a) Each Non-Executive Director will receive on an annual basis either shares or share units (each unit representing one share) having a value of $30,000.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE DIRECTORS STOCK PLAN.

     In general, the fair market value of shares of Common Stock received by Non-Employee Directors will be taxable as ordinary income to them when received, and the Company will be entitled to a corresponding deduction.

     The forgoing is based upon Federal tax laws and regulations as presently in effect and does not purport to be a complete description of the Federal income tax aspects of the Directors Stock Plan. Also, the specific state and local tax consequences to each Non-Employee Director under the Directors Stock Plan may vary, depending upon the laws of the various state and localities and their individual circumstances.

REQUIRED VOTE

     In voting on approval of the Directors Stock Plan, the shares of Common Stock and Class B Common Stock shall vote together as one class with each share of Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes. Approval of the Directors Stock Plan requires the affirmative vote by the holders of a majority of the votes represented by the shares of Common Stock and Class B Common Stock, voting as a single class, present in person or by proxy at the meeting. Unless marked to the contrary, proxies received will be voted for approval of the Directors Stock Plan.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE FOR APPROVAL OF THE DIRECTORS STOCK PLAN.

PROPOSAL 5

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed Coopers & Lybrand L.L.P. as independent accountants of the Company for the 1998 fiscal year, subject to ratification and approval by the shareholders. In voting on such ratification and approval, the shares of Common Stock and Class B Common Stock shall vote together as one class with each share of Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes.

     Coopers & Lybrand L.L.P. has audited the accounts of the Company since 1967. The Company has been advised that a representative of Coopers & Lybrand L.L.P will be present at the meeting and will have an opportunity to make a statement and to answer appropriate questions posed by shareholders.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION AND APPROVAL OF COOPERS & LYBRAND L.L.P.

                           PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the next annual meeting must be received by the Company by December 9, 1998, for inclusion in the proxy statement and form of proxy.

                                    GENERAL

     A COPY OF THE ANNUAL REPORT ON FORM 10-K FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS LAST FISCAL YEAR IS AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST TO LAURIN L. LADEROUTE, JR., SECRETARY, OLSTEN CORPORATION, 175 BROAD HOLLOW ROAD, MELVILLE, NEW YORK 11747-8905.

     The cost of solicitation of proxies will be borne by the Company. The Board of Directors may use the services of individual Directors, as well as officers and others, to solicit personally or by telephone. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in doing so.

     The Board of Directors knows of no other matters that may come before the meeting. If any other matters should be brought before the meeting for action, it is the intention of the persons named in the proxy to vote in accordance with their discretion pursuant to authority conferred by the proxy.

                                          By Order of the Board of Directors

                                         LAURIN L. LADEROUTE, JR.
                                              Secretary

Dated: April 9, 1998
       Melville, New York

                                                                       EXHIBIT A

                               OLSTEN CORPORATION

                           1994 STOCK INCENTIVE PLAN

     SECTION 1. Purpose.

     The purpose of the Olsten Corporation 1994 Stock Incentive Plan, as amended and restated (the "Plan"), is to enable Olsten Corporation (the "Company") and Related Companies (as defined below) to attract and retain (i) employees who contribute to the Company's success by their ability, ingenuity and industry and
(ii) franchisees ("Franchisees") and licensees ("Licensees") of the Company who perform substantial services that contribute to the success and growth of the Company, and to enable such employees, Franchisees and Licensees to participate in the long-term success and growth of the Company by giving them an equity interest in the Company. For purposes of the Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest.

     SECTION 2. Types of Awards.

     Awards under the Plan may be in the form of (i) incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (hereinafter, including applicable regulations thereunder, the "Code") or any successor provision thereto, and (ii) options that do not qualify as Incentive Stock Options ("Non-Qualified Stock Options")(collectively, "Stock Options").

     SECTION 3. Administration.

     3.1 The Plan shall be administered by a committee (the "Committee") of the Company's Board of Directors (the "Board") consisting of not less than two "non-employee directors" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule) who, to the extent required to satisfy the exception for performance-based compensation under Section 162(m) of the Code, are also "outside directors" (within the meaning of Section 162(m) of the Code). The members of the Committee shall serve at the pleasure of the Board.

     3.2 The Committee shall have the authority to grant awards to eligible employees, Franchisees and Licensees under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. Subject to the terms of the Plan, the Committee's authority shall include, but not be limited to, the authority:

          (a) to determine whether and to what extent any award will be granted hereunder;

          (b) to select the employees, Franchisees and Licensees to whom awards will be granted;

          (c) to determine the number of shares of the common stock, par value $.10 per share, of the Company (the "Common Stock") to be covered by each award granted hereunder; provided, however, that no more than 300,000 shares (subject to adjustment as provided in Section 4.3 herein) may be awarded under the Plan to any employee, Franchisee or Licensee in any calendar year;

          (d) to determine the form and the terms and conditions of any award granted hereunder, including, but not limited to, any restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the award are satisfied;

          (e) to determine pursuant to a formula or otherwise the fair market value of the Common Stock on a given date; provided, however, that if the Committee fails to make such a determination, fair market value shall mean the closing sale price of the Common Stock on the New York Stock Exchange (or on any other national stock exchange on which the Common Stock may be listed) on a given date;

          (f) to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her consent; and

          (g) to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans, in each case including previously granted options having higher option prices.

     3.3 All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

     SECTION 4. Stock Subject to Plan.

     4.1 The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 6,000,000 (subject to adjustment as provided below). Such shares may consist of authorized but unissued shares or treasury shares.

     4.2 To the extent an option terminates without having been exercised, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan.

     4.3 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Common Stock dividend, Common Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporation structure affecting the Common Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, shall be made in the aggregate number of shares reserved for issuance under the Plan, the number of shares available for any individual awards, the number of shares subject to outstanding awards and the exercise price to be paid by employees, Franchisees and Licensees with respect to outstanding awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award.

     SECTION 5. Eligibility

     Officers and other key employees of the Company or a Related Company, Franchisees and Licensees are eligible to be granted awards under the Plan; provided, however, that, to the extent required under Section 422 of the Code, Incentive Stock Options may be granted only to officers and other key employees of the Company or any subsidiary corporation in which the Company owns, directly or indirectly, stock having 50% or more of the total combined voting power of all classes of stock, within the meaning of Section 424(f) of the Code. A director of the Company or a Related Company who is not also an employee of the Company or a Related Company will not be eligible to be granted awards under the Plan. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

     SECTION 6. Terms of Stock Options.

     6.1 Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee; provided, however, that the option price of Non-Qualified Stock Options shall not be less than 85%, and the option price of Incentive Stock Options shall not be less than 100%, of the fair market value of the Common Stock on the date of award of each such Stock Option.

     6.2 Option Term. The term of each Stock Option shall be ten years from the date of grant thereof, unless a shorter term is provided for by the Committee at the time of grant, subject to earlier termination as provided in Sections 6.7 and 6.8 hereof.

     6.3 Exercisability. Except as otherwise provided by the Committee at the time of grant, or as provided in Section 9 hereof, Stock Options shall vest and be first exercisable in annual installments of 25% of the shares originally subject thereto, commencing on the first anniversary of the date of grant of the Stock Option, and an additional 25% of such shares each year thereafter. The Committee may accelerate an exercise date of any Stock Option or otherwise waive the installment exercise provisions at any time (including at time of grant) in whole or in part. Except as provided in Sections 6.7 and 6.8, a Stock Option shall not be exercisable unless the optionee is an employee of the Company or a Related Company, or is a Franchisee or Licensee, at the time of exercise.

     6.4 Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the option price. Payment of the option price shall be made in cash or cash equivalents or, if permitted by the Committee (either in the option agreement or at the time of exercise), by delivery of shares of Common Stock already owned by the optionee or withholding of shares subject to awards hereunder (in each case, such shares having a fair market value on the date of exercise equal to the aggregate option price), or in any other manner permitted by law and as determined by the Committee, or any combination of the foregoing.

     6.5 No Shareholder Rights. An optionee shall have neither rights to dividends or other rights of a shareholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

     6.6 Non-transferability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution. During the optionee's lifetime, all Stock Options shall be exercisable only by the optionee.

     6.7 Termination Under Certain Circumstances. If an optionee ceases to be an employee of the Company or a Related Company, or if a Franchisee or Licensee ceases to be a Franchisee or Licensee, for any reason other than death, retirement or permanent disability, any Stock Option held by such optionee under the Plan shall terminate immediately. If an optionee ceases to be an employee of the Company or a Related Company, or if a Franchisee or Licensee ceases to be a Franchisee or Licensee, by reason of retirement (on or after attaining the age of 65 or such earlier age as the Committee may determine) or permanent disability, any Stock Option held by such optionee may be exercised, to the extent exercisable on the day preceding the date of such cessation of employment or termination of the franchisee or licensee relationship, at any time within three months (one year in the case of permanent disability) after such cessation of employment or termination of the franchisee or licensee relationship, at the end of which period the Stock Option shall terminate. Notwithstanding the foregoing, the Committee in its sole discretion may provide, at the time of grant or otherwise, for different rules to apply to the exercisability of Stock Options held by an optionee at the time of such optionee's cessation of employment or termination of the franchisee or licensee relationship. In no event shall a Stock Option be exercised after the expiration of the term thereof.

     6.8 Death of the Optionee. If an optionee dies while an employee of the Company or a Related Company or while a Franchisee or Licensee, or within three months after the optionee has ceased to be an employee, Franchisee or Licensee by reason of retirement, or within one year after the optionee has ceased to be an employee, Franchisee or Licensee by reason of such optionee's permanent disability, such Stock Option may be exercised, to the extent exercisable on the day preceding the date such optionee ceases to be an employee, Franchisee or Licensee, by the estate of such deceased optionee, or by a person or persons who acquire the right to exercise such option by bequest or inheritance or by reason of the death of such optionee, at any time within one year after such optionee's death, or within such shorter period of time as shall be prescribed in the option agreement, at the end of which period such Stock Option shall terminate. In no event shall a Stock Option be exercised after the expiration of the term thereof.

     SECTION 7. Tax Withholding.

     7.1 Each optionee shall, no later than the date as of which the value of an award first becomes includible in the optionee's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the optionee.

     7.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an optionee may elect to have the withholding tax obligation, or any additional tax obligation with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Common Stock (at its fair market value) otherwise deliverable to the optionee with respect to the award, or (ii) delivering to the Company shares of Common Stock (at its fair market value) already owned by the optionee.

     SECTION 8. Amendments and Termination.

     The Plan shall terminate on February 14, 2004, and no Stock Option shall be awarded under the Plan on or after such date. The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the employee's, Franchisee's or Licensee's written consent. Amendments may be made without shareholder approval except as required to satisfy Section 162(m) of the Code or, with respect to Incentive Stock Options, Section 422 of the Code.

     SECTION 9. Change of Control.

     9.1 In the event of a Change of Control, unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant, all outstanding Stock Options awarded under the Plan shall become fully exercisable and vested.

     9.2 A "Change of Control" shall be deemed to occur on the date that any of the following events occur:

          (a) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Company, any subsidiary, members of the Olsten family (defined as Miriam Olsten, any lineal descendant of William and Miriam Olsten, any spouse of any such lineal descendant, a trust established principally for the benefit of any of the foregoing, and the executor, administrator or personal representative of the estate of any of the foregoing) and the "permitted transferees" of such members of the Olsten family as defined in the Company's Restated Certificate of Incorporation) shall beneficially own (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, at least 25% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board;

          (b) either (i) Current Directors (as herein defined) shall cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a "Current Director" shall mean any member of the Board as of the effective date of the Plan, and any successor of a Current Director whose election, or nomination for election by the Company's shareholders, was approved by at least two-thirds of the Current Directors then on the Board) or (ii) at any meeting of the shareholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors shall fail to be elected;

          (c) the shareholders of the Company approve (i) a plan of complete liquidation of the Company, or (ii) an agreement providing for the merger or consolidation of the Company (A) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly owned subsidiary of the Company in which all shares of Common Stock and the Company's Class B Common Stock, par value $.10 per share ("Class B Common Stock") outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Common Stock and Class B Common Stock are converted into cash, securities or other property, except a consolidation or merger of the Company in which the holders of the Common Stock and Class B Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of the directors of the continuing or surviving corporation; or

          (d) the shareholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

     SECTION 10. General Provisions.

     10.1 Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Common Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Common Stock thereunder, such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     10.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon: (i) any employee of the Company, or of a Related Company, any right to continued employment; or (ii) any Franchisee or Licensee any right to continue as a Franchisee or Licensee.

     10.3 Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

     10.4 With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     10.5 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     SECTION 11. Effective Date of Plan.

     The Plan was originally adopted by the Board on February 14, 1994, and approved by the shareholders of the Company on April 29, 1994. The Plan, as amended and restated, was adopted by the Board on February 13, 1995, effective for option grants made on or after December 1, 1994, and approved by the shareholders of the Company on April 28, 1995.

                                                                       EXHIBIT B

                               OLSTEN CORPORATION

             1990 NON-QUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE
                           DIRECTORS AND CONSULTANTS

1.  NAME AND BACKGROUND

     The name of this plan (the "Plan") is the Olsten Corporation 1990 Non-Qualified Stock Option Plan for Non-Employee Directors and Consultants. The Plan was originally adopted by the Board on December 17, 1990 and approved by the Company's shareholders on April 26, 1991. The Plan was amended and restated by the Board, effective August 6, 1992. The Plan was further amended by the Board, effective February 13, 1995, and approved by the Company's shareholders on April 28, 1995.

2.  DEFINITIONS

     For the purposes of the Plan, the following terms shall have the meanings set forth below:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York City are required or authorized by law to close.

          (c) "Chairman" means the individual appointed by the Committee to serve as the chairman of the Committee.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Committee" means the committee specified in Section 4(d) hereof to administer the Plan.

          (f) "Common Stock" means the Common Stock of the Company, par value $.10 per share, or any security of the Company identified by the Committee as having been issued in substitution or exchange therefor or in lieu thereof.

          (g) "Company" means Olsten Corporation, a Delaware corporation.

          (h) "Consultant" means an individual who furnishes services to the Company and (i) is neither an Employee of the Company or any Subsidiary nor a Non-Employee Director and (ii) in the determination of the Committee, has made a significant contribution to the growth and development of the Company.

          (i) "Effective Date" means the date on which the Plan was originally approved by the Board, as provided in Section 5(a) hereof.

          (j) "Employee" means an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Code.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

          (l) "Fair Market Value" of a Share as of a specified date means the closing price of the Common Stock on the New York Stock Exchange (or on any other national stock exchange on which the Common Stock may be listed) on such date.

          (m) "Non-Employee Director" means an individual who: (i) is now, or hereafter becomes, a member of the Board; (ii) is neither an Employee nor an Officer of the Company or any Subsidiary on the date of the grant of the NQSO; and (iii) has not elected to decline to participate in the Plan pursuant to the next succeeding sentence. A Non-Employee Director otherwise eligible to participate in the Plan may make an irrevocable, one-time election, by written notice to the Corporate Secretary of the Company and the Chairman of the Committee within thirty days after his initial election or appointment to the Board or, in the case of Non-Employee Directors in office, on the date the Plan was adopted by the Board, to decline to participate in the Plan.

          (n) "NQSO" means an option that is not qualified under Section 422 of the Code.

          (o) "Officer" means an individual elected or appointed by the Board or by the board of directors of a Subsidiary, or chosen in such other manner as may be prescribed by the by-laws of the Company or a Subsidiary, as the case may be, to serve as an officer of the Company or a Subsidiary.

          (p) "Participant" means a Non-Employee Director or a Consultant who is granted a NQSO under the Plan.

          (q) "Plan" means this 1990 Non-Qualified Stock Option Plan for Non-Employee Directors and Consultants, as may be amended from time to time.

          (r) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor or replacement rule adopted by the Securities and Exchange Commission. Accordingly, all references in the Plan to a specific paragraph of Rule 16b-3 shall be deemed to be references to such paragraph or to the applicable successor or replacement paragraph thereto.

          (s) "Share" means one share of Common Stock, adjusted in accordance with Section 9(b) hereof, if applicable.

          (t) "Stock Option Agreement" means the written agreement between the Company and the Participant that contains the terms and conditions pertaining to the NQSO.

          (u) "Subsidiary" means any corporation or entity of which the Company, directly or indirectly, is the beneficial owner of fifty percent (50%) or more of the total voting power of all classes of its stock having voting power, unless the Committee shall determine, for purposes of this Plan as it pertains to Consultants, that any such corporation or entity shall be excluded hereunder from the definition of the term Subsidiary.

3.  PURPOSE

     The purpose of the Plan is to enable the Company to provide incentives, which are linked directly to increases in shareholder value, by awarding stock options (i) to Non-Employee Directors in order that they will be encouraged to serve on the Board and exert their best efforts on behalf of the Company, and
(ii) to Consultants in order to encourage such Consultants to promote the success and progress of the Company's business.

4.  ADMINISTRATION

     (a) Powers of the Committee with Respect to the Non-Employee Directors.

     The Committee shall have the authority to interpret and administer that part of the Plan relating to Non-Employee Directors in accordance with the provisions of the Plan; provided, however, that the Committee shall not have the authority to determine the number of shares granted, the persons eligible to participate under the Plan or the terms of the options granted to Non-Employee Directors. The Committee: (i) may authorize any person to execute, on behalf of the Company, an option agreement with respect to a NQSO granted to a Non-Employee Director in accordance with an automatic award under the Plan; and
(ii) is authorized to construe and interpret the Plan as it relates to Non-Employee Directors and to make all other determinations necessary or advisable for the administration of the Plan as it relates to Non-Employee Directors. Subject to the foregoing, any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan as it relates to Non-Employee

Directors shall be final, conclusive and binding upon all Non-Employee Directors and any person claiming under or through a Non-Employee Director.

     With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

     (b)Powers of the Committee with Respect to the Consultants.

     The Committee shall have the authority to administer that part of the Plan relating to Consultants in accordance with the provisions of the Plan in its sole and absolute discretion. To this end, the Committee is authorized to determine the Fair Market Value of the Common Stock covered by each NQSO and the Consultants to whom, and the time or times at which, any NQSO shall be granted to Consultants; to determine the number of Shares to be covered by each NQSO; to determine the price at which each share of Common Stock covered by a NQSO may be purchased; to determine the terms and provisions of each NQSO granted to Consultants under the Plan, which need not be identical; to accelerate any exercise date of any NQSO granted to Consultants; to waive restrictions imposed with respect to the transferability of stock acquired on exercise of NQSOs granted to Consultants under the Plan; to authorize any person to execute on behalf of the Company an option agreement with respect to a NQSO granted to Consultants by the Committee; to construe and interpret the Plan as it relates to Consultants and to make any other determination deemed necessary or advisable for the administration of the Plan as it relates to Consultants. Subject to the foregoing, any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan as it relates to Consultants shall be final, conclusive and binding upon all Consultants and any person claiming under or through a Consultant.

     (c) Actions by the Committee.

     The Committee shall hold meetings at such times and places as it may determine. The Committee shall appoint one of its members as Chairman of the Committee. Acts approved by a majority of the members of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     (d) Composition of the Committee.

     The Committee shall consist of the members of the Board who are not Non-Employee Directors (the "Employee Directors"), or a committee thereof appointed by such Employee Directors. Employee Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Employee Directors.

     (e) Liability of Board or Committee Members.

     No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any grant or exercise of a NQSO thereunder.

     (f) NQSO Accounts.

     The Committee shall maintain or cause to be maintained a journal or other record in which a separate account for each Non-Employee Director or Consultant, as the case may be, shall be established. Whenever NQSOs are granted to or exercised by a Participant, the Participant's account shall be appropriately credited or debited. Appropriate adjustment shall also be made in such journal with respect to each Participant's account in the event of an adjustment pursuant to Section 9(b) hereof.

5.  EFFECTIVE DATE AND TERM OF THE PLAN

     (a) Effective Date of the Plan. The effective date of the Plan is December 17, 1990 (the date the Plan was approved by the Board).

     (b) Term of the Plan. No NQSO shall be granted pursuant to the Plan on or after April 26, 2001 (the tenth anniversary of the approval of the Plan by the Company's shareholders), but NQSOs theretofore granted may extend beyond that date.

6.  SHARES SUBJECT TO THE PLAN

     The maximum aggregate number of Shares which may be subject to NQSOs granted to Participants under the Plan shall be 375,000. The limitation on the number of Shares which may be subject to NQSOs under the Plan shall be subject to adjustment as provided in Section 9(b) hereof.

     If any NQSO granted under the Plan expires or is terminated for any reason without having been exercised in full, the Shares allocable to the unexercised portion of such NQSO shall again become available for grant pursuant to the Plan. At all times during the term of the Plan, the Company shall reserve and keep available for issuance such number of Shares as the Company is obligated to issue upon the exercise of all then outstanding NQSOs.

7.  SOURCE OF SHARES ISSUED UNDER THE PLAN

     Common Stock issued under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares, as determined in the sole and absolute discretion of the Committee. No fractional Shares shall be issued under the Plan.

8.  NON-QUALIFIED STOCK OPTIONS

     (a) Grant of NQSOs.

          (i) An automatic NQSO to purchase 6,000 shares (subject to adjustment as provided in Section 9(b) hereof) shall be awarded to each Non-Employee Director on December 7, 1992 and upon each anniversary thereafter (or if such date is not a Business Day, then on the next succeeding Business Day), subject to the terms and conditions described in Section 8(c) below;

          (ii) Discretionary awards of NQSOs shall be made to Consultants as determined by the Committee, which shall have full and final authority in its discretion, subject to the provisions of the Plan, to grant NQSOs to any one or more Consultants.

     (b) Exercise Price.

          (i) In the case of NQSOs granted to Non-Employee Directors, the price at which each Share covered by a NQSO may be purchased pursuant to this Plan shall be the Fair Market Value of a Share on the date of the award of the NQSO;

          (ii) In the case of NQSOs granted to Consultants, the price at which each Share covered by a NQSO may be purchased pursuant to this Plan shall be determined by the Committee at the time of grant but shall not be less than the Fair Market Value of a Share on the date of the grant.

     (c) Terms and Conditions.

     All NQSOs granted pursuant to the Plan shall be evidenced by a Stock Option Agreement (which need not be the same for each Participant or NQSO), approved as to form by the Committee, and which shall be subject to the following express terms and conditions and to the other terms and conditions specified in this
Section 8, and, in the case of Consultants, to such other terms and conditions as shall be determined by the Committee in its sole and absolute discretion which are not inconsistent with the terms of the Plan:

          (i) except as set forth in Section 9(c) hereof, (A) all NQSOs granted to a Non-Employee Director shall vest and become first exercisable six months from the date of grant; and (B) all NQSOs granted to a Consultant shall vest and become first exercisable no earlier than six months nor later than five years from the date of grant, as may be determined and prescribed by the Committee;

          (ii) the failure of a NQSO to vest for any reason whatsoever shall cause the NQSO to expire and be of no further force or effect;

          (iii) unless terminated earlier pursuant to Section 8(e) hereof, the term of each NQSO shall be ten years from the date of grant, or, in the case of stock options granted to Consultants, such shorter term as the Committee may provide at the time of the grant of the NQSO;

          (iv) NQSOs shall not be transferable by the holder otherwise than by will or by the laws of descent and distribution and shall be exercised during the lifetime of the holder only by the holder;

          (v) no NQSO or interest therein may be transferred, assigned, pledged or hypothecated by the holder during the holder's lifetime whether by operation of law or otherwise, or be made subject to execution, attachment or similar process; and

          (v) payment for the Shares to be received upon exercise of a NQSO shall be made in full in cash.

     (d) Exercise.

     The holder of a NQSO may exercise the same by filing with the Corporate Secretary of the Company a written election, in such form as the Committee may determine, which notice shall specify the number of Shares with respect to which such NQSO is being exercised. Such notice shall be accompanied by payment in full of the exercise price for such Shares. Notwithstanding the foregoing, the Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of any NQSO, provided that such minimum number will not prevent the Participant from exercising the NQSO with respect to the full number of Shares as to which the NQSO is then exercisable.

     (e) Termination of NQSOs.

     NQSOs granted under the Plan shall be subject to the following events of termination:

          (i) in the event a Non-Employee Director is removed from the Board, all unexercised NQSOs held by such Non-Employee Director on the date of such removal (whether or not vested) shall expire immediately;

          (ii) in the event a Non-Employee Director ceases to be a member of the Board, other than by reason of removal, all unexercised NQSOs held by such Non-Employee Director at the time the Non-Employee Director ceases to be a member of the Board shall expire, unless vested, and if vested must be exercised within sixty (60) days of the Non-Employee Director's last day as a member of the Board; and

          (iii) in the event a Consultant no longer furnishes services to the Company, all unexercised NQSOs held by such Consultant at the time such Consultant ceases to furnish services to the Company shall expire, unless vested, and if vested must be exercised within sixty (60) days of the time such Consultant so ceases to furnish services to the Company.

9.  RECAPITALIZATION

     (a) Corporate Flexibility.

     The existence of the Plan and the NQSOs granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company, in their sole and absolute discretion, to make, authorize or consummate any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, common stock, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other grant of rights, issuance of securities, transaction, corporate act or proceeding and notwithstanding the fact that any such activity, proceeding, action, transaction or other event may have, or be expected to have, an impact (whether positive or negative) on the value of any NQSO.

     (b) Adjustments Upon Changes in Capitalization.

     Except as otherwise provided in Section 9(c) below and subject to any required action by the shareholders of the Company, in the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split or recapitalization, the Committee shall make proportionate adjustments with respect to: (i) the aggregate number of Shares available for issuance under the Plan; (ii) the number and exercise price of Shares subject to outstanding NQSOs; provided, however, that the number of Shares subject to any NQSO shall always be a whole number; (iii) the number of shares subject to each grant under the Plan; and (iv) such other matters as shall be appropriate in light of the circumstances.

     (c) Adjustments Involving Transactions Where Company Does Not Survive.

     In connection with the dissolution or liquidation of the Company or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon the sale of all or substantially all of the property of the Company or upon any other similar extraordinary transaction, all NQSOs not vested on or prior to the effective time of any such transaction shall immediately vest as of such effective time. The Committee in its discretion may make provisions for the assumption of outstanding NQSOs, or the substitution for outstanding NQSOs of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights.

10.  SECURITIES LAW REQUIREMENTS

     No shares shall be issued under the Plan unless and until: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended, or perfect an exemption from the registration requirement thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied.

11.  AMENDMENT AND TERMINATION

     (a) Modifications to the Plan.

     The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to NQSOs, suspend or terminate the Plan or revise or amend the Plan in any respect whatsoever; provided, however, that any revision or amendment that would cause the Plan to fail to comply with Rule 16b-3 or any other requirement of applicable law or regulation if such amendment were not approved by the shareholders of the Company shall not be effective unless and until such approval is obtained.

     (b) Rights of Participant.

     No amendment, suspension or termination of the Plan that would adversely affect the right of any Participant with respect to a NQSO previously granted under the Plan will be effective without the written consent of the affected participant.

12.  MISCELLANEOUS

     (a) Shareholders' Rights.

     No Participant and no beneficiary or other person claiming under or through such Participant shall acquire any rights as a shareholder of the Company solely by virtue of such Participant's having been granted a NQSO under the Plan. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any NQSO except as to Shares, if any, that have been issued or transferred to such Participant. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise.

     (b) Other Compensation Arrangements.

     Nothing contained in the Plan shall prevent the Board from adopting other compensation arrangements, subject to shareholder approval if such approval is required. Such other arrangements may be either generally applicable or applicable only in specific cases.

     (c) Treatment of Proceeds.

     Proceeds realized from the exercise of NQSOs under the Plan constitute general funds of the Company.

     (d) Costs of the Plan.

     The costs and expenses of administering the Plan shall be borne by the Company.

     (e) No Right to Continue as Non-Employee Director or Consultant.

     Nothing contained in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as a member of the Board (or as a Consultant, as the case may be) or affect the right of the Company, the Board or the shareholders of the Company to terminate the directorship (or consultancy) of any Participant at any time with or without cause.

     (f) Severability.

     The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     (g) Binding Effect of Plan.

     The Plan, as amended and restated, supersedes prior versions of the Plan. The Plan shall inure to the benefit of the Company, its successors and assigns.

     (h) No Waiver of Breach.

     No waiver by any person at any time of any breach by another person of, or compliance with, any condition or provision of the Plan to be performed by such other person shall be deemed a waiver of the same, any similar or any dissimilar provisions or conditions at the same or at any prior or subsequent time.

     (i) Headings.

     The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

                                                                       EXHIBIT C

                               OLSTEN CORPORATION

                       STOCK & DEFERRED COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

     SECTION 1. Introduction.

     The Olsten Corporation Stock & Deferred Compensation Plan for Non-Employee Directors (the "Plan") provides for the payment of annual retainer fees of non-employee directors of Olsten Corporation in the form of Shares. It also provides an opportunity for the non-employee directors to defer their annual retainer fees and have them deemed invested in Shares. The Plan is intended to encourage qualified individuals to accept nominations as directors of Olsten Corporation and to strengthen the mutuality of interest between the non-employee directors and Olsten Corporation's other shareholders.

     SECTION 2. Definitions.

     For purposes of the Plan, the following terms shall be defined as set forth below.

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

          (c) "Company" means Olsten Corporation, a corporation organized under the laws of Delaware, or any successor corporation.

          (d) "Director" means a member of the Board who is not employed by the Company or any of its subsidiaries.

          (e) "Plan" means this Stock & Deferred Compensation Plan for Non-Employee Directors.

          (f) "Plan Benefits" means the benefits described in Sections 5 and 6 hereof.

          (g) "Plan Year" means a period of approximately twelve months beginning on the date of the Company's annual general meeting of shareholders for a year and ending on the day immediately preceding the Company's annual general meeting of shareholders for the following year; and the initial Plan Year shall begin on May 5, 1998.

          (h) "Shares" means Common Stock, $0.10 par value per share, of the Company.

     SECTION 3. Administration.

     The Plan shall be administered by the Board. The Board shall have full authority to construe and interpret the Plan, and any action of the Board with respect to the Plan shall be final, conclusive, and binding on all persons. Subject to adjustment as provided in Section 7(g) hereof, the total number of Shares reserved for issuance under the Plan shall be 150,000.

     SECTION 4. Annual Retainer Paid In Shares.

     (a) After the Effective Date of this Plan, each Director's annual retainer fee for a Plan Year shall, subject to any deferral election made pursuant to
Section 5 below, be the number of Shares (rounded to the nearest 100 Shares) determined by dividing $30,000 by the average closing price of Shares on the New York Stock Exchange for the ten trading days immediately preceding the date of the Company's annual general meeting of shareholders on the first day of the Plan Year at which Directors are elected or reelected. Such annual retainer fee shall be payable on an annual basis 30 days following such annual general meeting of shareholders. The annual retainer fee payable to a person who becomes a Director other than at such an annual general meeting shall be the number of Shares (rounded up to the nearest Share) determined by multiplying the number of Shares determined pursuant to the first sentence of this Section 4(a) for the Plan Year during which such person becomes a Director by a fraction, the numerator of which is 365 minus the number of days elapsed since the last annual general meeting of shareholders and the denominator of which is 365, and such Shares shall be payable on the 30th day following the day on which the person becomes a Director.

     (b) Shares distributed to a Director shall be vested in full at the time of distribution.

     SECTION 5. Share Unit Accounts.

     The Company shall maintain a Share unit account (an "Account") for each Director. Share units will be credited to each such Account as follows:

          (a) Each Director may make an irrevocable election on or before the December 31 immediately preceding the beginning of a Plan Year by written notice to the Company, to defer payment of all of the compensation otherwise payable during the Plan Year as his or her annual retainer fee for service as a Director. Notwithstanding the foregoing, a Director may make such an election within 10 days after first becoming eligible to participate in the Plan, with respect to compensation payable after the effective date of the election. All compensation which a Director elects to defer pursuant to this Section 5(a) shall be credited in the form of Share units to the Director's Account. The number of units so credited will be equal to the number of Shares deferred by the Director in his or her deferral election. Deferrals of compensation hereunder shall continue until the Director notifies the Company in writing, on or prior to the December 31 immediately preceding the commencement of any Plan Year, that the Director wishes his or her compensation payable during such Plan Year and succeeding periods to be distributed as Shares on a current basis, as provided above.

          (b) If any dividends are payable on Shares during the deferral period, dividend equivalents equal to the dividend that would have been payable on the units credited to a Director's Account if such units had constituted Shares shall be paid to the Director in cash at the time the corresponding dividends are paid on Shares.

     SECTION 6. Plan Benefits.

     (a) Form. The Plan Benefit of a Director shall consist of Shares equal in number to the Share units in the Director's Account. Such Share units shall be fully vested at all times. Any fractional Share unit shall be paid in cash.

     (b) Distribution.

     (i) The Plan Benefit of a Director shall be distributed either (i) in a single lump sum at the time of termination of the Director's service on the Board or (ii) in up to three annual installments beginning at the time of termination of the Director's service on the Board. Each Director may elect the form of distribution, and such election must be made in the form designated by the Company from time to time, must be made within 10 days after the Director first becomes eligible to participate in the Plan, and shall be irrevocable once filed with the Company; provided, however, that Director may file a new election as to the form of distribution if such election is filed at least one year in advance of termination of service on the Board. In the absence of a timely election by a Director hereunder, the Director shall be deemed to have elected to have his or her Plan Benefit distributed in a single lump sum at the time of termination of the Director's service on the Board.

     (ii) In the case of the death of a Director, the Director's Plan Benefit shall be distributed, within a reasonable time as determined by the Company, after the Director's death to the Director's beneficiary or beneficiaries, as specified by the Director on a form furnished by and filed with the Secretary of the Company. If no beneficiary has been designated by the Director or if no beneficiary survives the Director, the undistributed balance of his or her Plan Benefit shall be distributed to the Director's surviving spouse as beneficiary if such spouse is still living or, if not living, in equal shares to the then living children of the Director as beneficiaries or, if none, to the Director's estate as beneficiary.

     SECTION 7. General.

     (a) Nontransferability. Except as provided in Section 6(b)(ii), no payment of any Plan Benefit of a Director shall be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily or involuntarily or by operation of law. Any act in violation of this subsection shall be void.

     (b) Compliance with Legal and Trading Requirements. The Plan shall be subject to all applicable laws, rules and regulations, including, but not limited to, federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. No provision of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal or state securities laws. The transfer by a Director of Shares distributed pursuant to the Plan will be subject to such restrictions as the Company deems necessary or desirable in connection with federal or state securities laws, and Share certificates will bear a legend setting forth any such restriction.

     (c) Taxes. The Company is authorized to withhold from any payment made under this Plan any amounts of withholding and other taxes due in connection therewith, and to take such other action as the Company may deem advisable to enable the Company and a Director to satisfy obligations for the payment of any withholding taxes and other tax obligations relating thereto.

     (d) Amendment. The Board may amend, alter, suspend, discontinue, or terminate the Plan (including, without limitation, amending the dollar amount set forth in Section 4(a) hereof) without the consent of shareholders of the Company or individual Directors; provided, however, that, without the consent of an affected Director, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially impair the rights or, in any other manner, materially and adversely affect the rights of such Director hereunder.

     (e) Unfunded Status of Awards. This Plan (other than Section 4 hereof) is intended to constitute an "unfunded" plan of deferred compensation. With respect to any payments not yet made to a Director, nothing contained in the Plan shall give any such Director any rights that are greater than those of a general creditor of the Company; provided, however, that the Company may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, or other property pursuant to any award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Company otherwise determines with the consent of each affected Director.

     (f) Nonexclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other compensation arrangements as it may deem desirable, including, without limitation, the granting of options on Shares and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     (g) Adjustments. In the event that subsequent to the Effective Date any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other such change, affects the Shares such that they are increased or decreased or changed into or exchanged for a different number or kind of Shares, other securities of the Company or of another corporation or other consideration, then in order to maintain the proportionate interest of the Directors and preserve the value of the Directors' Share units and to maintain the value of the Plan, there shall automatically be substituted (i) for each Share unit a new unit and (ii) for the number of Shares set forth in Section 3 above a number of Shares or other consideration, in the case of (i) and (ii) above, representing the number and kind of Shares, other securities or other consideration into which each outstanding Share shall be changed or for which each such Share shall be exchanged. The substituted units shall be subject to the same terms and conditions as the original Share units.

     (h) No Right to Remain on the Board. Neither the Plan nor the crediting of Share units under the Plan shall be deemed to give any individual a right to remain a director of the Company or create any obligation on the part of the Board to nominate any Director for reelection by the shareholders of the Company.

     (i) Governing Law. The validity, construction, and effect of the Plan shall be determined in accordance with the laws of the State of New York without giving effect to principles of conflict of laws.

     (j) Effective Date. The Plan shall, subject to obtaining approval of this Plan by the shareholders of the Company, become effective as of May 5, 1998 (the "Effective Date").

     (k) Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

                              CLASS B COMMON STOCK

[OLSTEN CORPORATION LOGO]
175 Broad Hollow Road
Melville, New York 11747-8905

                                     PROXY

                      SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             OF OLSTEN CORPORATION

     The undersigned hereby appoints Frank N. Liguori, Stuart Olsten and
Laurin L. Laderoute, Jr., jointly and severally, proxies, with full power of substitution to represent the undersigned and vote all shares of Class B Common Stock of Olsten Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 175 Broad Hollow Road, Melville, New York on Tuesday, May 5, 1998 at 9:00 a.m., and at any adjournments thereof, upon the following matters and upon such other matters as may properly come before the meeting:

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

CONTINUED, AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE.


--------------------------------------------------------------------------------

                           -- FOLD AND DETACH HERE --

                                                            Please mark    [X]
                                                            your votes as
                                                            indicated in
                                                            this example

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND
5.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

1. Election of Directors:

                     FOR all nominees              WITHHOLD
                      (except as                  AUTHORITY
                        marked)               for all nominees

                         [  ]                        [  ]

Nominees to be elected by holders of Class B Common Stock: Victor F. Ganz, Stuart R. Levine, Frank N. Liguori, Miriam Olsten, Stuart Olsten and Richard J. Sharoff.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

________________________________________________________________________________

2. Approve amendments to 1994 Stock Incentive Plan.

                              [ ]     [ ]     [ ]

3. Approve amendment to 1990 Non-Qualified Stock Option Plan for Non-Employee Directors and Consultants.

                              [ ]     [ ]     [ ]

4. Approve Stock & Deferred Compensation Plan for Non-Employee Directors.

                              [ ]     [ ]     [ ]


5. Approve Coopers & Lybrand L.L.P. as independent accountants for 1998.

                              [ ]     [ ]     [ ]

6. In their discretion, upon such other matters as may properly come before this meeting.

__             PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS HEREON AND
  |            RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS EXECUTOR,
               ADMINISTRATOR, TRUSTEE, ETC., PLEASE SO INDICATE WHEN SIGNING. IF
               THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME
               BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH
               SHAREHOLDER SHOULD SIGN. IF A PARTNERSHIP, PLEASE SIGN IN
               PARTNERSHIP NAME BY AUTHORIZED PERSON.

               Dated: __________________________________________________, 1998

               ______________________________________________________________
                                  (Signature)


               ______________________________________________________________
                          (Signature, if held jointly)


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
                                  COMMON STOCK

[OLSTEN CORPORATION LOGO]
175 Broad Hollow Road
Melville, New York 11747-8905

                                     PROXY

                      SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             OF OLSTEN CORPORATION

     The undersigned hereby appoints Frank N. Liguori, Stuart Olsten and Laurin
L. Laderoute, Jr., jointly and severally, proxies, with full power of substitution to represent the undersigned and vote all shares of Common Stock of Olsten Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 175 Broad Hollow Road, Melville, New York on Tuesday, May 5, 1998 at 9:00 a.m., and at any adjournments thereof, upon the following matters and upon such other matters as may properly come before the meeting:

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

CONTINUED, AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE.


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
                                                            Please mark    [X]
                                                            your votes as
                                                            indicated in
                                                            this example

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND
5.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

1. Election of Directors:

                     FOR all nominees              WITHHOLD
                      (except as                  AUTHORITY
                        marked)               for all nominees

                         [  ]                        [  ]

Nominees to be elected by holders of Common Stock: John M. May, Raymond S. Trough and Josh S. Weston.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

________________________________________________________________________________

2. Approve amendments to 1994 Stock Incentive Plan.

                              [ ]     [ ]     [ ]

3. Approve amendment to 1990 Non-Qualified Stock Option Plan for Non-Employee Directors and Consultants.

                              [ ]     [ ]     [ ]

4. Approve Stock & Deferred Compensation Plan for Non-Employee Directors.

                              [ ]     [ ]     [ ]


5. Approve Coopers & Lybrand L.L.P. as independent accountants for 1998.

                              [ ]     [ ]     [ ]

6. In their discretion, upon such other matters as may properly come before this meeting.

__             PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS HEREON AND
  |            RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS EXECUTOR,
               ADMINISTRATOR, TRUSTEE, ETC., PLEASE SO INDICATE WHEN SIGNING. IF
               THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME
               BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH
               SHAREHOLDER SHOULD SIGN. IF A PARTNERSHIP, PLEASE SIGN IN
               PARTNERSHIP NAME BY AUTHORIZED PERSON.

               Dated: __________________________________________________, 1998

               ______________________________________________________________
                                  (Signature)


               ______________________________________________________________
                          (Signature, if held jointly)


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